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                                                                    EXHIBIT 10.1

                  CONVERTIBLE BRIDGE LOAN AND WARRANT AGREEMENT

     This Convertible Bridge Loan and Warrant Agreement (this "Agreement") is entered into as of July 12, 2001 (the "Effective Date"), by and among Akorn, Inc., a Louisiana corporation (the "Company"), and The John N. Kapoor Trust Dated September 20, 1989 (the "Lender").

     WHEREAS, the Lender is willing, pursuant to the terms and conditions of this Agreement, to loan the Company, in two tranches, an aggregate amount of Five Million Dollars ($5,000,000) (the "Loan Amount"), which loan (the "Loan") shall be convertible into securities of the Company on the terms and subject to the conditions set forth herein.

     NOW, THEREFORE, the parties hereby agree as follows:

1. DEFINITIONS. In addition to those terms defined in the body of this Agreement, the following terms shall have the following respective meanings:

     "Common Stock" shall mean the Company's Common Stock, no par value per share.

     "Closing" shall be on or before July 12, 2001, and shall be held at 9:00 a.m. at the offices of Vedder, Price, Kaufman & Kammholz, 222 N. LaSalle Street, Suite 2600, Chicago, Illinois 60601.

     "Prime Rate" shall have the meaning ascribed thereto in the Senior Loan Agreement.

     "Senior Loan Agreement" shall mean that certain Amended and Restated Credit Agreement dated as of September 15, 1999, by and among the Company, Akorn (New Jersey), Inc. and The Northern Trust Company, as amended and supplemented by (i) a First Amendment thereto dated as of December 28, 1999, (ii) a Second Amendment thereto dated as of February 15, 2001, (iii) a Third Amendment and Waiver thereto dated as of April 16, 2001 (iv) a Waiver dated December 29, 2000, and
(v) a Forbearance Agreement dated the date hereof by and among the Company, Akorn (New Jersey), Inc. and The Northern Trust Company.

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2. LOAN. Subject to the terms and conditions set forth in this Agreement, the
Lender will loan the Company the Loan Amount in two tranches as follows: (a) Three Million Dollars ($3,000,000) (the "Tranche A Loan") on the Effective Date, evidenced by a Convertible Promissory Note substantially in the form attached hereto as Exhibit A (the "Tranche A"); and (b) Two Million Dollars ($2,000,000) (the "Tranche B Loan") pursuant to the terms of Section 3A hereof, evidenced by a Convertible Promissory Note substantially in the form attached hereto as Exhibit A-1 (the "Tranche B Note" and, together, with the Tranche A Note, the "Notes").

3. LOAN TERM; INTEREST; REPAYMENT; PREPAYMENT. Subject to the Subordination Agreement (as defined herein), the term of each of the Tranche A Loan and the Tranche B Loan will end on the date that is thirty-six (36) months after the date of issuance (the "Issuance Date") of the Tranche A Note and the Tranche B Note, respectively (the "Repayment Date"). Interest on the unpaid principal balance of each of the Tranche A Loan and the Tranche B Loan (each unpaid principal balance is referred to as the "Outstanding Balance") will accrue from the Issuance Date of the Tranche A Note and the Tranche B Note, as applicable, at the Prime Rate, calculated on the basis of a 360 day year and actual days elapsed and such accrued interest shall be due and payable quarterly in arrears beginning on the first day of the month immediately following the Issuance Date of the Tranche A Note and the Tranche B Note, as applicable; provided, however, that, notwithstanding the foregoing, no quarterly interest payments shall be paid to the Lender under the Notes so long as the Subordination Agreement remains in effect and such accrued interest shall (a) with respect to the Tranche A Note, be paid in full on the earlier of the date of termination of the Subordination Agreement or the Repayment Date of the Tranche A Note, and (b) with respect to the Tranche B Note, be capitalized as provided in the Tranche B Note. Subject to the terms of the Subordination Agreement, to the extent not previously converted pursuant to Section 5, the Company will repay the Outstanding Balance of each Note plus all interest accrued thereon on the Repayment Date of each Note. Except as specifically permitted in each Note, the portion of the Outstanding Balance on the Tranche A Loan and the Tranche B Loan and all accrued interest payable to the Lender hereunder may not be prepaid prior to the applicable Repayment Date without the consent of the Lender in its sole and absolute discretion. Unless prohibited under applicable law, any accrued


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interest that is not paid on the date on which it is due and payable under any
Note shall bear interest at the same rate at which interest is then accruing on the principal amount of such Note.

     3A. CONDITIONS TO TRANCHE B LOAN. The obligation of the Lender to make the Tranche B Loan is subject to the condition precedent that the Lender shall have received on or before August 16, 2001, all of the following, each dated (unless otherwise indicated) as of the date of the Tranche B Loan, in each case in form and substance satisfactory to the Lender unless otherwise agreed to by the Lender and the Company in writing:

          (a) Tranche B Note. The Tranche B Note in the form attached hereto as Exhibit A-1, properly executed on behalf of the Company.

          (b) Tranche B Warrant. The Tranche B Warrant in the form attached hereto as Exhibit B-1, properly executed on behalf of the Company.

          (c) Use of Proceeds. Evidence that the proceeds of the Tranche B Loan shall be used for the Company's general working capital purposes.

          (d) Officers' Certificate. A certificate of a senior executive officer of the Company certifying that (i) the representations and warranties contained in Section 6 are true and correct on and as of the date of the Tranche B Loan as though made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date, and (ii) no event has occurred and is continuing, or would result from the Tranche B Loan, which constitutes, or would, upon notice or lapse of time or both, constitute a default.

          (e) Resolutions. A certified copy of (i) the resolutions of the shareholders and Board of Directors of the Company evidencing approval of this Agreement, the Tranche B Loan, the Tranche B Note, the Tranche B Warrant and the other matters contemplated hereby, or (ii) the written exception of the National Association of Securities Dealers to the requirement for such shareholder approval.


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          (f) Other Agreements. Such other documents, agreements and certificates as the Lender may reasonably request.

4. WARRANT ISSUANCE. (a) At the Closing, the Company will issue to the Lender a warrant to purchase one million (1,000,000) shares of Common Stock at an exercise price of $2.85 per share, in accordance with and in substantially the form attached hereto as Exhibit B (the "Tranche A Warrant"); and (b) on the Tranche B Note Issuance Date, the Company will issue to the Lender a warrant to purchase six hundred sixty-seven thousand (667,000) shares of Common Stock at an exercise price of $2.25 per share, in accordance with and in substantially the form attached hereto as Exhibit B-1 (the "Tranche B Warrant" and, together with the Tranche A Warrant, the "Warrants").

5. CONVERSION; RESERVATION.

          (a) The Outstanding Balance on the Tranche A Loan shall be convertible, in whole or in part, into Common Stock at the option of the Lender at any time during the five (5) year period after the Tranche A Note Issuance Date (i.e., for a period including two (2) years after the Tranche A Repayment Date) at a conversion price of $2.28 per share of Common Stock. The Company shall have reserved such securities as the Lender becomes entitled to receive upon conversion of the Tranche A Note and upon the exercise of the Tranche A Warrant no later than the earlier to occur of (i) the conversion of the Outstanding Balance of the Tranche A Note, plus any accrued interest thereon, or (ii) the exercise of all or any portion of the Tranche A Warrant. If necessary, prior to the issuance by the Company of any equity securities (or any instrument exercisable for or convertible into equity securities) and whenever otherwise required, the Company will amend its Articles of Incorporation to ensure that there is a sufficient quantity of such equity securities into which the Outstanding Balance on the Tranche A Note, plus any accrued interest to date thereon, can be converted and for which the Tranche A Warrant may be exercised.


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          (b) The Outstanding Balance plus accrued interest, if any, on the
     Tranche B Loan shall be convertible, in whole or in part, into Common Stock at the option of the Lender at any time during the five (5) year period after the Tranche B Note Issuance Date (i.e., for a period including two
     (2) years after the Tranche B Repayment Date) at a conversion price of $1.80 per share of Common Stock. The Company shall have reserved such securities as the Lender becomes entitled to receive upon conversion of the Tranche B Note and upon the exercise of the Tranche B Warrant no later than the earlier to occur of (i) the conversion of the Outstanding Balance of the Tranche B Note, plus any accrued interest thereon, or (ii) the exercise of all or any portion of the Tranche B Warrant. If necessary, prior to the issuance by the Company of any equity securities (or any instrument exercisable for or convertible into equity securities) and whenever otherwise required, the Company will amend its Articles of Incorporation to ensure that there is a sufficient quantity of such equity securities into which the Outstanding Balance on the Tranche B Note, plus any accrued interest to date thereon, can be converted and for which the Tranche B Warrant may be exercised.

6. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants to the Lender that the statements in the following paragraphs of this Section 6 are true and correct as of the Closing and shall be true and correct on and as of the Tranche B Issuance Date, except as provided in the disclosure schedule attached hereto as Exhibit D:

     6.1 Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under, and by virtue of, the laws of the State of Louisiana and has all requisite corporate power and authority to own its properties and assets and to carry on its business as now conducted and as presently proposed to be conducted. The Company is qualified to do business as a foreign corporation in each jurisdiction where failure to be so qualified would have a material adverse effect on its financial condition, business, prospects or operations.


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     6.2 Capitalization. The authorized capital stock of the Company consists of
45,000,000 shares of capital stock, consisting of: (a) 40,000,000 shares of Common Stock, and (b) 5,000,000 shares of preferred stock, par value $1.00 per share (the "Preferred Stock"). Of the 40,000,000 authorized shares of Common Stock, 19,310,644 shares are issued and outstanding on the date hereof. No shares of the Preferred Stock are issued and outstanding on the date hereof. All of the issued and outstanding shares of Common Stock have been duly authorized and validly issued and are fully paid and nonassessable. No person or entity is entitled to any preemptive or similar right with respect to the issuance of any capital stock of the Company. All of the issued and outstanding shares of Common Stock have been issued and sold by the Company in compliance with applicable federal and state securities laws.

     6.3 Due Authorization; Consents. With the exception of shareholder approval of the Tranche B Loan and the issuance by the Company of the Tranche B Note, all corporate action has been taken on the part of the Company, its officers, directors and shareholders necessary for (a) the authorization, execution and delivery of, and the performance of all obligations of the Company under this Agreement, (b) the authorization, execution and delivery of each Note and each Warrant and (c) the authorization, issuance, reservation for issuance and delivery of all equity securities issuable upon conversion of each Note and upon the exercise of each Warrant. Each of this Agreement, the Notes and the Warrants constitute a valid and binding obligation of the Company enforceable in accordance with its terms, subject, as to enforcement of remedies, to applicable bankruptcy, insolvency, moratorium, reorganization and similar laws affecting creditors' rights generally and to general equitable principles. With the exception of NASDAQ approval of the Tranche B Loan and the issuance by the Company of the Tranche B Note, all consents, approvals and authorizations of, and registrations, qualifications and filings with, any federal or state governmental agency, authority or body, or any third party including, without limitation, any and all approvals and consents from NASDAQ, required in connection with the execution, delivery and performance of this Agreement, the Notes and the Warrants and the consummation of the transactions contemplated hereby and thereby have been obtained.

     6.4 Conflict with Other Instruments. Neither the execution and delivery by the Company of this Agreement, the Notes, the Warrants or the other instruments, documents and


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agreements contemplated or required hereby or thereby, nor the consummation of the transactions herein or therein contemplated to be consummated by the Company, nor compliance by the Company with the terms, conditions and provisions hereof or thereof, shall conflict with or result in a breach of any of the terms, conditions or provisions of the Articles of Incorporation or the By-laws of the Company, or any law or any regulation, order, writ, injunction or decree of any court or governmental instrumentality or any agreement or instrument to which the Company is a party or by which it or any of its respective properties is bound or constitute a default thereunder or result in the creation or imposition of any lien or encumbrance thereon.

     6.5 Litigation; Compliance with Law. There is no action, suit, claim, proceeding, arbitration, or investigation pending or, to the best of the Company's knowledge, threatened against or affecting the Company, at law or in equity, or before or by any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, and there is no basis for any of the foregoing. The Company is not in default with respect to any order, writ, injunction or decree known to or served upon the Company of any court or of any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign. There is no action or suit by the Company pending, threatened or contemplated against others. The Company has complied in all material respects with all laws, rules, regulations and orders applicable to its business, operations, properties, assets, products and services. The Company has all necessary permits, licenses and other authorizations required to conduct its business as currently conducted, and the Company has been operating its business pursuant to and in compliance in all material respects with the terms of all such permits, licenses and other authorizations. There is no existing law, rule, regulation or order, and the Company after due inquiry is not aware of any proposed law, rule, regulation or order, whether federal, state, county or local, which would prohibit or restrict the Company from, or otherwise materially adversely affect the Company in, conducting its business in any jurisdiction in which it is now conducting business or in which it proposes to conduct business.

     6.6 Proprietary Information of Third Parties. No third party has claimed or, to the best of the Company's knowledge, has reason to claim that any person employed by or affiliated


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with the Company has (a) violated or may be violating any of the terms or conditions of his or her employment, noncompetition or nondisclosure agreement with such third party, (b) disclosed or may be disclosing or utilized or may be utilizing any trade secret or proprietary information or documentation of such third party, or (c) interfered or may be interfering in the employment relationship between such third party and any of its present or former employees. No third party has requested information from the Company which suggests that such a claim might be contemplated. No person employed by or affiliated with the Company has employed or proposes to employ any trade secret or any information or documentation proprietary to any former employer, and no person employed by or affiliated with the Company has violated any confidential relationship which such person may have had with any third party, in connection with the development, manufacture or sale of any product or proposed product or the development or sale of any service or proposed service of the Company, and the Company has no reason to believe there will be any such employment or violation. To the best of the Company's knowledge, neither the execution or delivery of this Agreement nor the carrying on of the business of the Company by any officer, director or key employee of the Company will conflict with or result in a breach of the terms, conditions or provisions of or constitute a default under any contract, covenant or instrument under which any such person is obligated.

     6.7 Patents, Trademarks, Etc. The Company has delivered to the Lender a complete and accurate list and brief description of all domestic and foreign patents, patent rights, patent applications, trademarks, trademark applications, service marks, service mark applications, trade names and copyrights, and all applications for such which are in the process of being prepared, owned by or registered in the name of the Company, or of which the Company is a licensor or licensee or in which the Company has any right, and in each case a brief description of the nature of such right. The Company owns or possesses, or expects to be able to acquire on commercially reasonable terms, adequate licenses or other rights to use all patents, patent applications, trademarks, trademark applications, service marks, service mark applications, trade names, copyrights, manufacturing processes, formulae, trade secrets, customer lists and know-how (collectively, "Intellectual Property") necessary or desirable to the conduct of its business as conducted and as proposed to be conducted, and no claim is pending or, to the best of the Company's knowledge, threatened to the effect that the operations of the Company infringe upon


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or conflict with the asserted rights of any other person under any Intellectual
Property, and there is no basis for any such claim (whether or not pending or threatened). No claim is pending or threatened to the effect that any such Intellectual Property owned or licensed by the Company, or which the Company otherwise has the right to use, is invalid or unenforceable by the Company, and there is no basis for any such claim (whether or not pending or threatened). All technical information developed by and belonging to the Company which has not been patented has been kept confidential. The Company has not granted or assigned to any other person or entity any right to manufacture, have manufactured, assemble or sell the products or proposed products or to provide the services or proposed services of the Company.

     6.8 Title to Properties. The Company has good, clear and marketable title to the properties and assets acquired by it since the date of its incorporation (other than properties and assets disposed of in the ordinary course of business since the date of its incorporation), and all such properties and assets are free and clear of mortgages, pledges, security interests, liens, charges, claims, restrictions and other encumbrances (including without limitation, easements and licenses), except for liens imposed as of the date hereof by StanCorp Mortgage Investors, LLC, as agent for the Standard Insurance Company, National City Leasing and The Northern Trust Company, and other liens and minor imperfections of title, if any, not material in nature or amount and not materially detracting from the value or impairing the use of the property subject thereto or impairing the operations or proposed operations of the Company, including without limitation, the ability of the Company to secure financing using such properties and assets as collateral.

     6.9 Taxes. The Company has filed all tax returns, federal, state, county and local, required to be filed by it, and the Company has paid all taxes shown to be due by such returns as well as all other taxes, assessments and governmental charges which have become due or payable, including without limitation all taxes which the Company is obligated to withhold from amounts owing to employees, creditors and third parties. The federal income tax returns of the Company have never been audited by the Internal Revenue Service. No deficiency assessment with respect to or proposed adjustment of the Company's federal, state, county or local taxes is pending or, to the best of the Company's knowledge, threatened. There is no tax lien (other than


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for current taxes not yet due and payable), whether imposed by any federal, state, county or local taxing authority, outstanding against the assets, properties or business of the Company. Neither the Company nor any of its present or former stockholders has ever filed an election pursuant to Section 1362 of the Internal Revenue Code of 1986, as amended, that the Company be taxed as an S corporation.

     6.10 Assumptions, Guaranties, Etc. of Indebtedness of Other Persons. The Company has not assumed, guaranteed, endorsed or otherwise become directly or contingently liable on any indebtedness of any other person (including, without limitation, liability by way of agreement, contingent or otherwise, to purchase, to provide funds for payment, to supply funds to or otherwise invest in the debtor, or otherwise to assure the creditor against loss), except for guaranties by endorsement of negotiable instruments for deposit or collection in the ordinary course of business.

     6.11 No Material Change. Except as set forth in the Senior Loan Agreement and in filings made by the Company with the Securities and Exchange Commission, copies of which have previously been provided to the Lender, on or prior to the date hereof, there has not occurred any event, change or other circumstance that, upon notice or lapse of time or both, could reasonably be expected to have a material adverse effect on the financial condition, prospects, business or results of operations of the Company.

     6.12 Disclosure. This Agreement does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements contained herein not misleading, and none of the statements, documents, certificates or other items prepared or supplied by the Company with respect to the transactions contemplated hereby contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements contained therein not misleading.

7. REPRESENTATIONS AND WARRANTIES OF THE LENDER. The Lender represents and warrants to the Company as follows:


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     7.1 Economic Risk. The Lender acknowledges that it is sophisticated with respect to the transactions contemplated by this Agreement and has the ability to bear the economic risks of its investment pursuant to this Agreement.

     7.2 Purchase for Own Account. The Note and the Warrant and the securities issuable upon exercise or conversion thereof will be acquired for the Lender's own account, not as a nominee or agent, and not with a view to or in connection with the sale or distribution of any part thereof which would violate the Securities Act of 1933, as amended (the "Act").

     7.3 Accredited Investor. The Lender represents and warrants that: (a) the Lender is an "accredited investor" as that term is defined in Regulation D promulgated under the Act; (b) the Company has given the Lender the opportunity to ask questions and receive answers concerning the Company, the Note and the Warrant; (c) the Company has made available to the Lender the opportunity to conduct such investigations and reviews as he has requested to conduct; (d) all materials and information requested by the Lender in connection with this Agreement have been provided to the Lender to its reasonable satisfaction; (e) the Company did not offer the Note and the Warrant to the Lender by any form of general solicitation or general advertising, including, but not limited to, any advertisement, article, notice, or similar media or broadcast over television or radio, or any seminar or meeting whose attendees were invited by any general solicitation or general advertising; and (f) the Lender has not engaged a broker or finder in connection with this Agreement or the transactions contemplated hereby.

8. COVENANTS OF THE COMPANY. The Company covenants to the Lender as follows:

     8.1 Use of Proceeds. The Company will use the proceeds of the Loan solely for working capital requirements and other general corporate purposes.

     8.2 Inspection Rights. The Lender and any person the Lender may designate shall have the right to review all books and records, reports, accounts and other financial documents of the Company and to copy the same and to make excerpts therefrom, all at such reasonable times


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and as often as the Lender may reasonably request, upon prior notice to the
Company, so long as such review and copying does not unreasonably interfere with the business of the Company.

     8.3 Registration Rights. All shares of the Company's securities issued or issuable upon conversion of the Outstanding Balance of the Tranche A Loan and the Tranche B Loan in accordance with Section 5, and upon exercise of the Tranche A Warrant the Tranche B Warrant, shall have registration rights and related obligations as set forth in the Registration Rights Agreement attached hereto as Exhibit C (the "Rights Agreement"), and the Company shall have delivered a copy of the Rights Agreement executed by all parties thereto as a condition to the Closing, and the parties hereto shall each execute such agreements, documents and instruments upon any conversion of the Outstanding Balance of the Tranche A Loan and the Tranche B Loan as reasonably requested in order to fulfill the purposes of this Section 8.3.

9. DEFAULT. For purposes of this Agreement, the term "default" shall include any of the following:

          (a) The failure by the Company to pay any amounts due hereunder or under the Tranche A Note or the Tranche B Note within three (3) days of the date any such payment is due; provided, however, that the Company's failure to make quarterly payments of accrued interest under the Tranche A Note or the Tranche B Note as a result of any prohibitions in the Subordination Agreement (as hereinafter defined) shall not constitute a Default hereunder and such accrued interest shall be capitalized as provided in the Tranche A Note and the Tranche B Note;

          (b) A breach by the Company of any other term or provision of this Agreement, any Note or any Warrant;

          (c) Any default or breach by the Company of or under (i) any agreement for borrowed money, including but not limited to the Senior Loan Agreement (except for any default under the Senior Loan Agreement existing as of the date hereof) and any other


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     loan agreements, or (ii) a material breach under any real property lease agreements or capital equipment lease agreements, by which the Company is bound or obligated;

          (d) Except for a certain mechanics lien recorded prior to the date hereof against certain Decatur, Illinois property of the Company and/or its subsidiaries by T.A. Brinkoetter & Sons, a default or breach shall occur under any other agreement, document or instrument to which the Company or any subsidiary thereof is a party and such default is not cured or waived within any applicable grace period and such default or breach (A) involves the failure to make any payment when due in respect of any indebtedness of the Company or any subsidiary of the Company in excess of $50,000 in the aggregate, or (B) causes such indebtedness or a portion thereof in excess of $100,000 in the aggregate to become due prior to its stated maturity or prior to its regularly scheduled date of payment, or (C) entitles any holder of such indebtedness or a trustee to cause indebtedness or a portion thereof in excess of $100,000 in the aggregate to become due prior to its stated maturity or prior to its regularly scheduled dates of payment, regardless of whether such right is exercised or waived by such holder or trustee;

          (e) the Company shall have failed to obtain all necessary shareholder and third party consents to the Tranche B Loan and the issuance by the Company of the Tranche B Note on or prior to August 22, 2001; or

          (f) The voluntary or involuntary filing of a petition in bankruptcy or under any similar insolvency law by the Company, the making of an assignment for the benefit of creditors by the Company, or if any voluntary or involuntary petition in bankruptcy or under any similar insolvency law is filed against the Company and such petition is not dismissed within sixty (60) days after the filing thereof.

     Subject to the terms of the Subordination Agreement, upon the occurrence of a default, the Lender may, at its option and for so long as such default is continuing, accelerate repayment of the portion of the Outstanding Balance under the Tranche A Loan or the Tranche B Loan


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payable to the Lender under the Tranche A Note or the Tranche B Note, in which case each such Outstanding Balance and all interest accrued thereon shall be due and payable immediately.

10. MISCELLANEOUS.

     10.1 Governing Law. This Agreement shall be governed in all respects by and construed in accordance with the laws of the State of Illinois without regard to provisions regarding choice of laws.

     10.2 Survival. The representations, warranties, covenants and agreements made herein shall survive any investigation made by any party hereto and the closing of the transactions contemplated hereby.

     10.3 Indemnification. In consideration of the Lender's execution and delivery of this Agreement and acquiring the Notes and the Warrants hereunder, and in addition to all of the Company's other obligations under this Agreement and in addition to all other rights and remedies available at law or in equity, the Company shall defend, protect and indemnify the Lender and its affiliates, agents, representatives, successors and assigns (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the "Indemnified Parties"), and save and hold each of them harmless against, and pay on behalf of or reimburse such party on demand as and when incurred from and against any and all actions, causes of action, suits, claims, losses, out-of-pocket costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnified Party is a party to the action for which indemnification hereunder is sought), including, without limitation, reasonable attorneys' fees and disbursements, interest and penalties and all amounts paid in investigation, defense or settlement of any of the foregoing and claims relating to any of the foregoing (the "Indemnified Liabilities"), incurred by the Indemnified Parties or any of them as a result of, arising out of, or relating to (a) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the Loan and the issuance of the Notes and/or the Warrants, (b) the execution, delivery, performance or enforcement of this Agreement and any other instrument, document or agreement executed


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pursuant hereto by any of the Indemnified Parties, to the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law, or (c) the breach by the Company of any representation or warranty, or the failure of the Company to perform any covenant, contained herein or in the Notes or the Warrants.

     10.4 Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and shall be binding upon, the respective successors, assigns, executors and administrators of the parties hereto. This Agreement and the rights and obligations herein may be assigned by the Lender to an affiliate of the Lender, to members of the immediate family of Dr. John N. Kapoor, or to trusts, partnerships or other beneficiaries of the Lender. This Agreement and the rights and obligations herein may not be assigned by the Company without the prior written consent of the Lender.

     10.5 Entire Agreement. This Agreement, the Notes and the Warrants and the Exhibits and Schedules hereto and thereto (all of which are hereby expressly incorporated herein by this reference) constitute the entire understanding and agreement between the parties with regard to the Loan and the Warrants.

     10.6 Notices. Except as may be otherwise provided herein, all notices and other communications required or permitted hereunder shall be in writing and shall be conclusively deemed to have been duly given (a) when hand delivered to the other party; (b) when received when sent by facsimile on a business day at the address and number set forth below; (c) five (5) business days after deposit in the U.S. mail with first class or certified mail (receipt requested) postage prepaid and addressed to the other party as set forth below; or (d) the next business day after deposit with a national overnight delivery service, postage prepaid, addressed to the parties as set forth below with next-business-day delivery guaranteed, provided that the sending party receives a confirmation of delivery from the delivery service provider.

If to the Lender:                       With a copy to:

Dr. John Kapoor                         Douglas J. Lipke, Esq.
225 E. Deerpath Road                    Dana S. Armagno, Esq.
Suite 250                               Vedder, Price, Kaufman & Kammholz
Lake Forest, Illinois 60045             222 North LaSalle Street, Suite 2600
Telecopy:  (847) 295-8680               Chicago, Illinois  60601-1003
                                        Telecopy:  (312) 609-5005



If to the Company:                      with a copy to:

Akorn, Inc.                             Christopher R. Manning, Esq.
2500 Millbrook Drive                    Barbara Canning, Esq.
Buffalo Grove, Illinois 60089           Burke, Warren, MacKay & Serritella, P.C.
Attn:    President                      22nd Floor, IBM Plaza
Telecopy:  (847) 279-6123               330 N. Wabash Avenue
                                        Chicago, Illinois 60611
                                        Telecopy:  (312) 346-8242

     Each person making a communication hereunder by facsimile shall promptly confirm by telephone to the person to whom such communication was addressed each communication made by it by facsimile pursuant hereto but the absence of such confirmation shall not affect the validity of any such communication. A party may change or supplement the addresses given above, or designate additional addresses, for purposes of this Section 10.6 by giving the other party written notice of the new address in the manner set forth above.

     10.7 Amendments. Any term of this Agreement may be amended only with the prior written consent of the Company and the Lender.

     10.8 Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to a party, upon any breach or default of any party hereto under this Agreement, shall impair any such right, power or remedy of such party, nor shall it be construed to be a waiver of any such breach or default or any subsequent breach or default. Any waiver, permit, consent or approval of any kind or character related to this Agreement on the part of either party must be in writing and shall be effective only to the extent specifically set forth in such writing.

     10.9 Legal Fees. The Company agrees to reimburse the Lender for its reasonable expenses (including legal expenses and disbursements) incurred in connection with the execution of this Agreement. In the event of any action at law, suit in equity or arbitration proceeding in relation to this Agreement or any securities of the Company issued or to be issued, the prevailing party shall be paid by the other party a reasonable sum for attorney's fees and expenses of the prevailing party.

     10.10 Finder's Fee. Each party (a) represents and warrant to the other parties hereto that it has retained no finder or broker in connection with the transaction contemplated by this Agreement, and (b) hereby agrees to indemnify and to hold harmless the other parties hereto from and against any liability for any commission or compensation in the nature of a finder's fee of any broker or other person or firm (and the costs and expenses of defending against such liability or asserted liability) for which the indemnifying party or any of its employees or representatives are responsible.

     10.11 Title and Subtitles. The titles of the paragraphs and subparagraphs of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

     10.12 Counterparts. This Agreement may be executed in any number of counterparts and by either party hereto on separate counterparts, each of which, when so executed and delivered, shall be an original, but all such counterparts shall together constitute one and the same instrument. One or more counterparts of this Agreement may be delivered by facsimile, with the intention that delivery by such means shall have the same effect as delivery of an original counterpart thereof.

     10.13 Severability. Should any provision of this Agreement be determined to be illegal or unenforceable, such determination shall not affect the remaining provisions of this Agreement.

     10.14 Subordination. The indebtedness evidenced by the Note shall be subordinated to certain indebtedness of the Company pursuant to that certain Subordination and Standby Agreement dated as of July 12, 2001 (the "Subordination Agreement"), executed by the Lender in favor of The Northern Trust Company and acknowledged by the Company and Akorn (New Jersey), Inc.

                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, the parties have executed this Convertible Bridge Loan and Warrant Agreement to be effective as of the date first above written.


COMPANY:                                      LENDER:

AKORN, INC.                                   THE JOHN N. KAPOOR TRUST DATED
                                              SEPTEMBER 20, 1989

By: /s/ Kevin M. Harris                       By: /s/ John N. Kapoor
    ------------------------------                ------------------------------
Name:   Kevin M. Harris                       Name:   John N. Kapoor
      ----------------------------                  ----------------------------
Its:    CFO                                   Its:    Trustee
     -----------------------------                 -----------------------------

                                    EXHIBIT A

THIS CONVERTIBLE PROMISSORY NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THIS NOTE MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS NOTE UNDER SAID ACT AND APPLICABLE STATE SECURITIES LAWS.

THE OBLIGATIONS EVIDENCED HEREBY ARE SUBORDINATE IN THE MANNER AND TO THE EXTENT SET FORTH IN THAT CERTAIN SUBORDINATION AGREEMENT DATED AS OF JULY 12, 2001, EXECUTED BY THE JOHN N. KAPOOR TRUST DATED SEPTEMBER 20, 1989, IN FAVOR OF THE NORTHERN TRUST COMPANY AND ACKNOWLEDGED BY AKORN, INC. AND AKORN (NEW JERSEY), INC., TO THE INDEBTEDNESS AND OTHER LIABILITIES OWED BY AKORN, INC. AND ITS SUBSIDIARIES UNDER AND IN CONNECTION WITH THE AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF SEPTEMBER 15, 1999 AMONG AKORN, INC., AKORN (NEW JERSEY), INC. AND THE NORTHERN TRUST COMPANY, AS AMENDED FROM TIME TO TIME.

                           CONVERTIBLE PROMISSORY NOTE


$3,000,000.00                                                  Chicago, Illinois
                                                               Date of Issuance:
                                                                   July 12, 2001

     FOR VALUE RECEIVED, Akorn, Inc., a Louisiana corporation (the "Company"), promises to pay to the order of The John N. Kapoor Trust Dated September 20, 1989, or its administrators, representatives, successors or assigns ("Holder"), the principal sum of Three Million Dollars ($3,000,000), and to pay interest on the outstanding principal balance of this

Convertible Promissory Note (this "Note") in accordance with Section 2 of this Note. This Note is delivered in connection with that certain Convertible Bridge Loan and Warrant Agreement of even date herewith (the "Loan Agreement") between the Company and the Holder.

     1. Maturity. To the extent not previously converted in accordance with the Loan Agreement, subject to the terms of the Subordination Agreement (as defined below), the Company shall repay the outstanding principal balance of this Note and interest accrued thereon in full on the date that is thirty-six (36) months after the original date of issuance of this Note (the "Maturity Date"). All payments received shall be applied first against costs of collection (if any), then against accrued and unpaid interest on this Note, then against the outstanding principal balance of this Note.

     2. Interest. Interest shall begin to accrue on the outstanding principal balance of this Note commencing on the date hereof and continuing until repayment of this Note in full at the Prime Rate calculated on the basis of a 360 day year and actual days elapsed and such accrued interest shall be payable quarterly in arrears beginning October 1, 2001; provided, however, that upon the occurrence of a Default (as defined herein) interest on the outstanding principal balance of this Note will accrue from the date of such Default at a rate per annum equal to three percent (3%) plus the interest rate then in effect. Notwithstanding the foregoing, no quarterly interest payment shall be paid to Holder so long as the Subordination Agreement (as defined below) remains in effect, subject to the next sentence. Unless prohibited under applicable law, any accrued interest that is not paid on the date on which it is due and payable shall (a) bear interest at the same rate at which interest is then accruing on the principal amount of this Note and (b) be paid in full on the earlier of the date of termination of the Subordination Agreement or the Maturity Date.

     3. Prepayment; Acceleration. The outstanding principal balance and all accrued interest payable to Holder hereunder may not be prepaid without the consent of Holder in its sole and absolute discretion. All prepayments so permitted shall be applied in the order provided in Section 1. The outstanding principal balance of this Note is subject to acceleration as set forth in

Section 9 of the Loan Agreement. Following any such acceleration, Holder may pursue any and all legal or equitable remedies that are available to it.

     4. Conversion. This Note shall be convertible into certain securities of the Company in accordance with Section 5 of the Loan Agreement.

     5. Default. The Company will be deemed to be in default ("Default") hereunder upon the occurrence and during the continuance of any "default" described in Section 10 of the Loan Agreement, and Holder shall have all rights and remedies available to it upon any such Default as described therein or in this Note, subject to the terms of the Subordination Agreement. Notwithstanding the foregoing, the Company's failure to make quarterly payments of accrued interest as a result of any prohibitions in the Subordination Agreement (as hereinafter defined) shall not constitute a Default hereunder and such accrued interest shall be capitalized as provided in the last sentence of Section 2 hereof.

     6. Miscellaneous.

(a) The Company hereby waives presentment, demand, protest, notice of dishonor, diligence and all other notices, any release or discharge arising from any extension of time, discharge of a prior party, or other cause of release or discharge other than actual payment in full hereof.

(b) Holder shall not be deemed, by any act or omission, to have waived any of its rights or remedies hereunder unless such waiver is in writing and signed by Holder and then only to the extent specifically set forth in such writing. A waiver with reference to one event shall not be construed as continuing or as a bar to or waiver of any right or remedy as to a subsequent event. No delay or omission of Holder to exercise any right, whether before or after a Default hereunder, shall impair any such right or shall be construed to be a waiver of any right or Default, and the acceptance at any time by Holder of any past-due amount shall not be deemed to be a waiver of the right to require prompt payment when due of any other amounts then or thereafter due and payable.

(c) Time is of the essence hereof. Upon any Default hereunder, Holder may exercise all rights and remedies provided for herein or in the Loan Agreement and by law or equity, including, but not limited to, the right to immediate payment in full of this Note.

(d) The remedies of Holder as provided herein or in the Loan Agreement, or any one or more of them, in law or at equity, shall be cumulative and concurrent, and may be pursued singularly, successively or together at Holder's sole discretion, and may be exercised as often as occasion therefor shall occur.

(e) It is expressly agreed that if this Note is referred to any attorney or if suit is brought to collect or interpret this Note or any part hereof or to enforce or protect any rights conferred upon Holder by this Note or any other document evidencing or securing this Note, then the Company covenants and agrees to pay all reasonable costs, including attorneys' fees, incurred by Holder in connection therewith.

(f) If any provisions of this Note would require the Company to pay interest hereon at a rate exceeding the highest rate allowed by applicable law, the Company shall instead pay interest under this Note at the highest rate permitted by applicable law.

(g) This Note shall be governed by and construed in accordance with the laws of the State of Illinois without giving effect to any choice or conflict of law provision or law that would cause the application of the laws of any other jurisdiction other than the State of Illinois.

(h) Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Loan Agreement.

(i) The indebtedness evidenced by this Note is subordinated to certain indebtedness of the Company pursuant to that certain Subordination and Standby Agreement dated as of July 12, 2001 (the "Subordination Agreement"), executed by Holder in favor of The Northern Trust Company and acknowledged by the Company and Akorn (New Jersey), Inc.

(j) This Note and the rights and obligations herein may be assigned by Holder to any affiliate of Holder, to members of the immediate family of Dr. John N. Kapoor, or to trusts, partnerships or other beneficiaries of Holder, subject to such assignee executing a subordination agreement substantially similar in form and substance to the Subordination Agreement.

     IN WITNESS WHEREOF, the Company has executed this Convertible Promissory Note as of the date first above written.


                                             AKORN, INC.


                                             By:
                                                 -------------------------------
                                             Name:
                                                   -----------------------------
                                             Title:
                                                    ----------------------------

                                   EXHIBIT A-1

THIS CONVERTIBLE PROMISSORY NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THIS NOTE MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS NOTE UNDER SAID ACT AND APPLICABLE STATE SECURITIES LAWS.

THE OBLIGATIONS EVIDENCED HEREBY ARE SUBORDINATE IN THE MANNER AND TO THE EXTENT SET FORTH IN THAT CERTAIN SUBORDINATION AGREEMENT DATED AS OF JULY 12, 2001, EXECUTED BY THE JOHN N. KAPOOR TRUST DATED SEPTEMBER 20, 1989, IN FAVOR OF THE NORTHERN TRUST COMPANY AND ACKNOWLEDGED BY AKORN, INC. AND AKORN (NEW JERSEY), INC., TO THE INDEBTEDNESS AND OTHER LIABILITIES OWED BY AKORN, INC. AND ITS SUBSIDIARIES UNDER AND IN CONNECTION WITH THE AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF SEPTEMBER 15, 1999 AMONG AKORN, INC., AKORN (NEW JERSEY), INC. AND THE NORTHERN TRUST COMPANY, AS AMENDED FROM TIME TO TIME.

                           CONVERTIBLE PROMISSORY NOTE


$2,000,000.00                                                  Chicago, Illinois
                                                               Date of Issuance:
                                                                   July 12, 2001

     FOR VALUE RECEIVED, Akorn, Inc., a Louisiana corporation (the "Company"), promises to pay to the order of The John N. Kapoor Trust Dated September 20, 1989, or its administrators, representatives, successors or assigns ("Holder"), the principal sum of Two Million Dollars ($2,000,000), and to pay interest on the outstanding principal balance of this

Convertible Promissory Note (this "Note") in accordance with Section 2 of this Note. This Note is delivered in connection with that certain Convertible Bridge Loan and Warrant Agreement of even date herewith (the "Loan Agreement") between the Company and the Holder.

     1. Maturity. To the extent not previously converted in accordance with the Loan Agreement, subject to the terms of the Subordination Agreement (as defined below), the Company shall repay the outstanding principal balance of this Note and interest accrued thereon in full on the date that is thirty-six (36) months after the original date of issuance of this Note (the "Maturity Date"). All payments received shall be applied first against costs of collection (if any), then against accrued and unpaid interest on this Note, then against the outstanding principal balance of this Note.

     2. Interest. Interest shall begin to accrue on the outstanding principal balance of this Note commencing on the date hereof and continuing until repayment of this Note in full at the Prime Rate calculated on the basis of a 360 day year and actual days elapsed and such accrued interest shall be payable quarterly in arrears beginning October 1, 2001; provided, however, that upon the occurrence of a Default (as defined herein) interest on the outstanding principal balance of this Note will accrue from the date of such Default at a rate per annum equal to ten percent (10%) plus the interest rate then in effect. Notwithstanding the foregoing, no quarterly interest payment shall be paid to Holder so long as the Subordination Agreement (as defined below) remains in effect and such accrued interest shall be capitalized until paid pursuant to the next sentence. Unless prohibited under applicable law, any accrued interest that is not paid on the date on which it is due and payable shall bear interest at the same rate at which interest is then accruing on the principal amount of this Note.

     3. Prepayment; Acceleration. The outstanding principal balance and all accrued interest payable to Holder hereunder may not be prepaid without the consent of Holder in its sole and absolute discretion. All prepayments so permitted shall be applied in the order provided in Section 1. The outstanding principal balance of this Note is subject to acceleration as set forth in
Section 9 of the Loan Agreement. Following any such acceleration, Holder may pursue any and all legal or equitable remedies that are available to it.

     4. Conversion. This Note shall be convertible into certain securities of the Company in accordance with Section 5 of the Loan Agreement.

     5. Default. The Company will be deemed to be in default ("Default") hereunder upon the occurrence and during the continuance of any "default" described in Section 10 of the Loan Agreement, and Holder shall have all rights and remedies available to it upon any such Default as described therein or in this Note, subject to the terms of the Subordination Agreement. Notwithstanding the foregoing, the Company's failure to make quarterly payments of accrued interest as a result of any prohibitions in the Subordination Agreement (as hereinafter defined) shall not constitute a Default hereunder and such accrued interest shall be capitalized as provided in the last sentence of Section 2 hereof.

     6. Miscellaneous.

(a) The Company hereby waives presentment, demand, protest, notice of dishonor, diligence and all other notices, any release or discharge arising from any extension of time, discharge of a prior party, or other cause of release or discharge other than actual payment in full hereof.

(b) Holder shall not be deemed, by any act or omission, to have waived any of its rights or remedies hereunder unless such waiver is in writing and signed by Holder and then only to the extent specifically set forth in such writing. A waiver with reference to one event shall not be construed as continuing or as a bar to or waiver of any right or remedy as to a subsequent event. No delay or omission of Holder to exercise any right, whether before or after a Default hereunder, shall impair any such right or shall be construed to be a waiver of any right or Default, and the acceptance at any time by Holder of any past-due amount shall not be deemed to be a waiver of the right to require prompt payment when due of any other amounts then or thereafter due and payable.

(c) Time is of the essence hereof. Upon any Default hereunder, Holder may exercise all rights and remedies provided for herein or in the Loan Agreement and by law or equity, including, but not limited to, the right to immediate payment in full of this Note.

(d) The remedies of Holder as provided herein or in the Loan Agreement, or any one or more of them, in law or at equity, shall be cumulative and concurrent, and may be pursued singularly, successively or together at Holder's sole discretion, and may be exercised as often as occasion therefor shall occur.

(e) It is expressly agreed that if this Note is referred to any attorney or if suit is brought to collect or interpret this Note or any part hereof or to enforce or protect any rights conferred upon Holder by this Note or any other document evidencing or securing this Note, then the Company covenants and agrees to pay all reasonable costs, including attorneys' fees, incurred by Holder in connection therewith.

(f) If any provisions of this Note would require the Company to pay interest hereon at a rate exceeding the highest rate allowed by applicable law, the Company shall instead pay interest under this Note at the highest rate permitted by applicable law.

(g) This Note shall be governed by and construed in accordance with the laws of the State of Illinois without giving effect to any choice or conflict of law provision or law that would cause the application of the laws of any other jurisdiction other than the State of Illinois.

(h) Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Loan Agreement.

(i) The indebtedness evidenced by this Note is subordinated to certain indebtedness of the Company pursuant to that certain Subordination and Standby Agreement dated as of July 12, 2001 (the "Subordination Agreement"), executed by Holder in favor of The Northern Trust Company and acknowledged by the Company and Akorn (New Jersey), Inc.

(j) This Note and the rights and obligations herein may be assigned by Holder to any affiliate of Holder, to members of the immediate family of Dr. John N. Kapoor, or to trusts, partnerships or other beneficiaries of Holder, subject to such assignee executing a subordination agreement substantially similar in form and substance to the Subordination Agreement.

     IN WITNESS WHEREOF, the Company has executed this Convertible Promissory Note as of the date first above written.


                                             AKORN, INC.


                                             By:
                                                 -------------------------------
                                             Name:
                                                   -----------------------------
                                             Title:
                                                    ----------------------------

                                    EXHIBIT B

                                    TRANCHE A



                          COMMON STOCK PURCHASE WARRANT



                                     between



                      AKORN, INC., a Louisiana Corporation



                                       and



                THE JOHN N. KAPOOR TRUST DATED SEPTEMBER 20, 1989



                              Dated: July 12, 2001

                  THE SECURITIES EVIDENCED BY THIS CERTIFICATE WERE ACQUIRED FOR INVESTMENT ONLY PURSUANT TO AN INVESTMENT REPRESENTATION ON THE PART OF THE HOLDER THEREOF. THEY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAW AND MAY NOT BE SOLD, PLEDGED, HYPOTHECATED, DONATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT, AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED, OR A NO ACTION LETTER OR INTERPRETIVE OPINION OF THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION THAT SUCH REGISTRATION IS NOT REQUIRED.



                                   TRANCHE A

                         COMMON STOCK PURCHASE WARRANT

                              Dated July 12, 2001

                            Void After July 12, 2006


AKORN, INC. (the "Company), a Louisiana corporation, hereby certifies that, for value received, THE JOHN N. KAPOOR TRUST DATED SEPTEMBER 20, 1989 (the "Trust"), or its registered assigns (sometimes hereinafter collectively referred to as the "Warrantholder" or the "Warrantholders"), is entitled, subject to the terms and conditions set forth in this warrant (said warrant and any warrants issued in exchange herefor or replacements thereof being hereinafter collectively referred to as the "Warrants"), to purchase from the Company, one million (1,000,000) fully paid and nonassessable shares of Common Stock of the Company, without par value (the "Common Stock"), which term is further defined in Paragraph 4(i) hereof), at any time or from time to time until 5:00 p.m. central time on July 12, 2006 at the exercise price set forth in Paragraph 2 hereof (the "Exercise Price"), the number of such shares of Common Stock and the Exercise Price being subject to adjustment as provided herein.

     The Warrants evidenced by this Common Stock Purchase Warrant are being issued by the Company to the Warrantholder as additional consideration with respect to a certain Convertible Bridge Loan and Warrant Agreement ("Loan Agreement") that certain Convertible Tranche A Promissory Note in the aggregate principal amount of $3,000,000 ("Tranche A Note") and that certain Convertible Tranche B Promissory Note in the aggregate principal amount of $2,000,000 ("Tranche B Note") entered into between the Company, as borrower, and the Trust, as lender, each dated as of July 12, 2001, wherein the Trust is making a subordinated loan to the Company in the aggregate principal amount of $5,000,000 (collectively the "Subordinated Loan").

     1. Exercise of Warrant. The rights represented by this Warrant may be exercised by the Warrantholders, in whole or in part (but not as to a fractional share of Common Stock), by the presentation and surrender of this Warrant with written notice of the Warrantholder's election to purchase, substantially in the form of Exhibit A hereto, at the office of the Company, 2500 Milbrook Drive, Buffalo Grove, Illinois 60089 marked to the attention of the Company's Chief Financial Officer, or at such other address as the Company may designate by notice in writing to the Warrantholders at the address of each Warrantholder appearing on the books of the Company and upon payment to the Company of the Exercise Price for such shares of Common Stock. Such payment shall be made by check payable to the order of the Company. The Warrantholders may, at their option, in lieu of paying the Exercise Price by check, instruct the Company to deduct from the Warrant Shares that would otherwise be issued that number of Warrant Shares having an aggregate Fair Value (as that term is defined in Paragraph 4.b hereof) equal to the aggregate Exercise Price. The Company agrees that the shares so purchased (the "Warrant Shares") shall be deemed to have been issued to the Warrantholders who are the record owners of such Warrant Shares as of the close of business on the date on which this Warrant shall have been surrendered together with the aforementioned written notice of election to purchase, and payment for such Warrant Shares shall have been made as aforesaid. Certificates for the Warrant Shares so purchased shall be delivered to the Warrantholder within a reasonable time, not exceeding seven days, after the rights represented by this Warrant shall have been so exercised, and, unless this Warrant has expired, a new Warrant representing the number of shares, if any, with respect to which this Warrant shall not then have been exercised shall also be issued to the Warrantholder within such time.

     2. Exercise Price. Subject to adjustment as provided herein, the Exercise Price for the purchase of the Warrant Shares shall be $2.85 per share.

     3. Warrantholders Not Deemed Stockholders. Subject to the provisions of the Company's Articles of Incorporation and By-laws, copies of which have been delivered to the Warrantholders, the Warrantholders shall not be entitled to vote or receive dividends or be deemed the holders of Common Stock, nor shall anything contained herein be construed to confer upon the Warrantholders, as holders of Warrants, any of the rights of a stockholder of the Company or any right to vote upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issue of stock, reclassification of stock, change of par value or change of stock to no par value, consolidation, merger, conveyance, or otherwise) or to receive notice of meetings, or to receive dividends, except as otherwise provided herein, until this Warrant shall have been exercised and the Warrant Shares receivable upon the exercise hereof shall have become deliverable as provided in Paragraph 1 above.

     4. Adjustment of Number of Shares. Exercise Price and Nature of Securities Issuable Upon Exercise of Warrants.

          a. Exercise Price: Adjustment of Number of Shares. The Exercise Price set forth in Paragraph 2 hereof shall be subject to adjustment from time to time as hereinafter provided. Upon each adjustment of the Exercise Price, the Warrantholders shall thereafter be entitled to purchase, at the Exercise Price, resulting from such adjustment a number of shares obtained by multiplying the Exercise Price by the number of shares purchasable pursuant thereto immediately prior to such adjustment and dividing the product thereof by the Exercise Price resulting from such adjustment.

          b. Adjustment of Exercise Price Upon Issuance of Common Stock. Except for shares of Common Stock of the Company issuable pursuant to warrants and options outstanding as of the date hereof or issuable pursuant to presently existing benefit plans of the Company, including, without limitation, the Akorn, Inc. Employee Stock Purchase Plan, as amended (the "Purchase Plan"), the Amended and Restated Akorn, Inc. 1988 Incentive Compensation Program, as heretofore amended and which is proposed for further amendment and approval by Company shareholders at their 2001 annual meeting (the "Incentive Plan"), and the 1991 Stock Option Plan for Directors (the "Directors Plan"), if and whenever after the date hereof the Company shall issue or sell Additional Shares of Common Stock (as defined below) without consideration or for a consideration per share equal to the greater of (i) the Exercise Price and (ii) the Fair Value (as defined below) per share (except upon exercise of this Warrant), successively upon each such issuance or sale, the Exercise Price immediately prior to such issuance or sale of such shares shall be reduced to the lowest price determined by multiplying each such Exercise Price by a fraction, (x) the numerator of which is (A) the sum of (1) the number of shares of Common Stock outstanding immediately prior to such issue or sale multiplied by the Fair Value per share of Common Stock immediately prior to such issue or sale plus (2) the aggregate consideration, if any, received by the Company upon such issue or sale, divided by (B) the total number of shares of Common Stock outstanding immediately after such issue or sale, and (y) the denominator of which shall be the Fair Value per share of Common Stock immediately prior to such issue or sale.

     No adjustment of the Exercise Price, however, shall be made in an amount less than $.01 per share, but any such lesser adjustment shall be carried forward and shall be made at the time and together with the new subsequent adjustment which, together with any adjustments so carried forward, shall amount to $.01 per share or more.

     For purposes of this Paragraph 4(b), the date as of which the Fair Value per share of Common Stock shall be computed shall be the day preceding the earlier of the date on which the Company shall (i) enter into a firm contract for the issuance of such shares or (ii) issue such shares.

     The provisions of this Paragraph 4(b) shall not apply to any Additional Shares of Common Stock that are distributed to holders of Common Stock pursuant to a stock split for which an adjustment is provided for under Paragraph 4(f).

     As used in this Warrant, the following terms shall have the following meanings:

     "Additional Shares of Common Stock" shall mean all shares of Common Stock issued or issuable by the Company after the date of this Warrant, other than shares of Common Stock issuable pursuant to warrants and options existing on the date hereof or pursuant to options issuable pursuant to employee and director benefit plans of the Company existing on the date hereof including, without limitation, the Purchase Plan, the Incentive Plan and the Directors Plan or any shares of Common Stock that may be issued upon the conversion of the subordinated debt evidenced by the Loan Agreement and Note, including, but not limited to, that certain Tranche B Note and Tranche B Common Stock Purchase Warrant, both dated as of July 12, 2001.

     "Fair Value" shall mean the price per share of Common Stock of the Company at any date determined as follows: (i) if the shares of Common Stock are traded in the over-the-counter market and not on any national securities exchange and not in the NASDAQ National Market System, the average of the mean between the bid and asked prices per share, as reported by the automated quotation system of the National Association of Securities Dealers ("NASD"), or an equivalent generally accepted reporting service, for the twenty (20) consecutive trading days immediately preceding the date for which the determination of current or closing market price is to be made, (ii) if the shares of Common Stock are traded on a national securities exchange or in the NASDAQ National Market System, the average daily per share closing price on the principal national securities exchange on which they are so listed or in the NASDAQ National Market System, as the case may be, for the twenty (20) consecutive trading days immediately preceding the date for which the determination of current or closing market price is to be made or (iii) if the Common Stock is not then listed on any national securities exchange or quoted in the over-the-counter market, the higher of (a) the book value thereof as determined by any firm of independent public accountants of recognized standing selected by the Board of Directors of the Company as of the last day of any month ending within 60 days preceding the date as of which the determination is to be made or (b) the fair value thereof determined in good faith by the Board of Directors of the Company and the Warrantholders as of a date which is within 20 days of the date as of which the determination is to be made. The closing price referred to in clause (ii) above shall be the last reported sales price or, in case no such reported sale takes place on such day, the average of the reported closing bid and asked prices, in either case on the national securities exchange on which the shares of Common Stock are then listed or in the NASDAQ National Market System.

          c. Further Provisions for Adjustment of Exercise Price Upon Issuance of Additional Shares of Common Stock and Convertible Securities. For purposes of Paragraph 4(b), the following provisions shall also be applicable.

               (i) In case at any time on or after the date hereof, the Company shall declare any dividend or any other distribution upon any stock of the Company of any class, payable in Additional Shares of Common Stock or by the issuance of any evidence of indebtedness (other than the Subordinated Loan), shares of stock or other securities which are at any time directly or indirectly convertible into or exchangeable for Additional Shares of Common Stock (all such indebtedness and securities being hereinafter referred to as "Convertible Securities"), such declaration or distribution shall be deemed to be an issue or sale (as of the record date) of such Additional Shares of Common Stock without consideration and shall thereby cause an adjustment in the Exercise Price as required by Paragraph 4(b).

               (ii) (A) In case at any time on or after the issuance of this Warrant, the Company shall in any manner issue or sell any Convertible Securities, whether or not the rights to exchange or convert thereunder are immediately exercisable, there shall be determined the price per share for which Additional Shares of Common Stock are issuable upon the conversion or exchange thereof, such determination to be made by dividing (a) the total amount received or receivable by the Company as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the conversion or exchange thereof by (b) the maximum aggregate number of Additional Shares of Common Stock issuable upon conversation or exchange of all such Convertible Securities for such minimum aggregate amount of additional consideration; and such issue or sale shall be deemed to be an issue or sale for cash (as of the date of issue or sale of such Convertible Securities) of such maximum number of Additional Shares of Common Stock at the price per share so determined, and shall thereby cause an adjustment in the Exercise Price, if such an adjustment is required by paragraph 4(b) hereof.

                    (B) If such Convertible Securities shall by their terms provide for an increase or increases, with the passage of time, in the amount of additional consideration, if any, payable to the Company, or in the rate of exchange upon the conversion or exchange thereof, the adjusted Exercise Price shall, upon any such increase becoming effective, be increased to such Exercise Price as would have been in effect had the adjustments made upon the issuance of such Convertible Securities been made upon the basis of (a) the issuance of the number of shares of Common Stock theretofore actually delivered upon the exercise of such Convertible Securities, (b) the issuance of all Common Stock, all Convertible Securities and all rights and options to purchase Common Stock issued after the issuance of such Convertible Securities, and (c) the original issuance at the time of such change of any such Convertible Securities then still outstanding; provided, however, that any such increase shall not exceed, in the aggregate, the amount of the original reduction of the Exercise Price attributable to the Convertible Securities.

                    (C) If any rights of conversion or exchange evidenced by such Convertible Securities shall expire without have been exercised, of if any such Convertible Securities are exercised for a consideration greater than or for a number of Additional Shares less than those used for purposes of determining the adjustments to the Exercise Price provided in Paragraph 4(c)(ii)(A), the adjusted Exercise Price shall forthwith be readjusted to such Exercise Price as would have been in effect had an adjustment with respect to such Convertible Securities been made on the basis that the only Additional Shares of Common Stock issued or sold were those issued upon the conversion or exchange of such Convertible Securities, and that they were issued or sold for the consideration actually received by the Company upon such exercise, plus the consideration, if any, actually received by the Company for the granting of such Convertible Securities.

                    (iii) (A) In case at any time on or after the issuance of this Warrant the Company shall in any manner grant or issue any rights or options to subscribe for, purchase or otherwise acquire Additional Shares of Common Stock, whether or not such rights or options are immediately exercisable, there shall be determined the price per share for which Additional Shares of Common Stock are issuable upon the exercise of such rights or options, such determination to be made by dividing (a) the total amount, if any, received or receivable by the Company as consideration for the granting of such rights or options, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the exercise of such rights or options if the maximum number of Additional Shares of Common Stock were issued pursuant to such rights or options for such minimum aggregate amount of additional consideration, by (b) the maximum number of Additional Shares of Common Stock of the Company issuable upon the exercise of all such rights or options for such minimum aggregate amount of additional consideration; and the granting of such rights or options shall be deemed to be an issue or sale for cash (as of the date of the granting of such rights or options) of such maximum number of Additional Shares of Common Stock at the price per share so determined, and shall thereby cause an adjustment in the Exercise Price, if such an adjustment is required by Paragraph 4(b) hereof.

                    (B) If such rights or options shall by their terms provide for an increase or increases, with passage of time, in the amount of additional consideration payable to the Company upon the exercise thereof, the adjusted Exercise Price shall, upon any such increases becoming effective, be increased to such Exercise Price as would have been in effect had the adjustments made upon the issuance of such rights or options been made upon the basis of (a) the issuance of the number of shares of Common Stock theretofore actually delivered upon the exercise of such rights or options, (b) the issuance of all Common Stock, all rights and options and all Convertible Securities issued after the issuance of such rights and options, and (c) the original issuance at the time of such change or any such rights or options then still outstanding; provided, however, that any such increase or increases in the Exercise Price shall not exceed, in the aggregate, the amount of the original reduction of the Exercise Price attributable to the grant of such rights or options.

                    (C) If any such rights or options shall expire without having been exercised, or if any such rights or options are exercised for a consideration greater than or for a number of Additional Shares less than those used for purposes of determining the adjustments to the Exercise Price provided in Paragraph 4(c)(iii)(A), the adjusted Exercise Price shall forthwith be readjusted to such Exercise Price as would have been in effect had an adjustment with respect to such rights or options been made on the basis that the only Additional Shares of Common Stock so issued or sold were those issued or sold upon the exercise of such rights or options and that they were issued or sold for the consideration actually received by the Company upon such exercise, plus the consideration, if any, actually received by the Company for the granting of such rights or options.

               (iv) (A) In case at any time on or after the issuance of this Warrant the Company shall grant any rights or options to subscribe for, purchase or otherwise acquire Convertible Securities, there shall be determined the price per share for which Additional Shares of Common Stock are issuable upon the exchange or conversion of such Convertible Securities if such rights or options were exercised, such determination to be made by dividing (a) the total amount, if any, received or receivable by the Company as consideration for the issuance of such rights or options, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the exercise of such rights or options if the maximum number of Convertible Securities were issued pursuant to such rights or options for such minimum aggregate amount of additional consideration, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the exchange or conversion of such Convertible Securities if the maximum number of Additional Shares of Common Stock were issued pursuant to such Convertible Securities for such minimum aggregate amount of additional consideration, by (b) the maximum aggregate number of Additional Shares of Common Stock issuable upon the exchange or conversion of the Convertible Securities for such minimum aggregate amount of additional consideration, and the issue or sale of such rights or options shall be deemed to be an issue or sale for cash (as of the date of the granting of such rights or options) of such maximum number of Additional Shares of Common Stock at the price per share so determined, and thereby shall cause an adjustment in the Exercise Price, if such an adjustment is required by Paragraph 4(b).

                    (B) If such rights or options to subscribe for or otherwise acquire Convertible Securities shall by their terms provide for an increase or increases, with the passage of time, in the amount of additional consideration payable to the Company upon the exercise, exchange or conversion thereof, the adjusted Exercise Price shall, forthwith upon any such increase becoming effective, be increased to such Exercise Price as would have been in effect had the adjustments made upon the issuances of such rights or options been made upon the basis of (a) the issuance of the number of shares of Common Stock theretofore actually delivered upon the exchange or conversion of such Convertible Securities (b) the issuances of all Common Stock and all rights, options and Convertible Securities issued after the issuance of such rights and options and (c) the original issuances at the time of such change of any such rights, options and Convertible Securities issued upon exercise of such rights or options which are then still outstanding; provided, however, that any such increase shall not exceed, in the aggregate, the amount of the original reduction of the Exercise Price attributable to the grant of such rights or options.

                    (C) If any such rights, options or rights of conversion or exchange of such Convertible Securities shall expire without having been exercised, exchanged or converted, or if any such rights, options or rights of conversion or exchange are exercised for a consideration greater than or for a number of Additional Shares less than those used for purposes of determining the adjustment to the Exercise Price provided in Paragraph 4(c)(iv)(A), the adjusted Exercise Price shall forthwith be readjusted to such Exercise Price as would have been in effect had an adjustment been made with respect to such rights, options or rights of conversion or exchange of such Convertible Securities on the basis that the only Additional Shares of Common Stock so issued or sold were those issued or sold upon the exercise of such rights or options and exchange or conversion of such Convertible Securities, plus the consideration, if any, actually received by the Company for the granting of such rights, options or Convertible Securities.

               (v) In any case where an adjustment has been made in the Exercise Price upon the issuance of Convertible Securities or any rights or options to purchase Convertible Securities or Additional Shares of Common Stock pursuant to this Paragraph 4(c), no further adjustment shall be made at the time of the conversion of any such Convertible Securities or at the time of the exercise of any such rights or options. Where no such adjustment has been made at the time of issuance, an adjustment shall be made at the time of the conversion of any such Convertible Securities or at the time of the exercise of any such rights or options if such an adjustment is required by Paragraph 4(b).

               (vi) In case at any time on or after the issuance of this Warrant any shares of Common Stock or Convertible Securities or any rights or options to acquire Additional Shares of Common Stock or Convertible Securities shall be issued or sold for a consideration other than cash, the value of the amount of the consideration other than cash payable to the Company, shall be determined in good faith by the Company's Board of Directors and shall be deemed to be the Fair Value of such consideration. Whether or not the consideration so received is cash, the amount thereof shall be determined after deducting therefrom any expenses incurred or any underwriting commissions or concessions or discounts paid or allowed by the Company in connection therewith.

               (vii) In case at any time the Company shall fix a record date of the holders of its Common Stock for the purpose of entitling them (a) to receive a dividend or other distribution payable in Common Stock, Convertible Securities or rights or options to purchase either thereof, or (b) to subscribe for or purchase Common Stock, Convertible Securities or rights or options to purchase either thereof, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed, pursuant to this Paragraph 4(c), to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

               (viii) The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any such shares shall be considered an issue or sale of Common Stock for the purposes of this paragraph 4(c).

          d. Reorganization, Reclassification, Consolidation, Merger or Sale. If any capital reorganization or reclassification of the capital stock of the Company, or any consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets to another corporation shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities, cash or assets with respect to or in exchange for Common Stock, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, lawful and adequate provisions shall be made whereby the Warrantholders shall thereafter have the right to purchase and receive upon the basis and upon the terms and conditions specified in this Warrant, upon exercise of this Warrant and in lieu of the Warrant Shares immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby, such shares of stock, securities, cash or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of Common Stock equal to the number of Warrant Shares immediately theretofore purchasable and receivable upon the exercise of the rights and interests of the Warrantholder to the end that the provisions hereof (including, without limitation, provisions for adjustments of the Exercise Price and the number of Warrant Shares purchasable and receivable upon exercise of this Warrant) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock or securities thereafter deliverable upon the exercise hereof. The Company shall not effect any consolidation, merger or sale of all or substantially all of the assets of the Company unless prior to or simultaneous with the consummation thereof the successor corporation (if other than the Company) resulting from such consolidation, merger or purchase of such assets shall assume, by written instrument executed and mailed or delivered to the Warrantholders, the obligation to deliver to such Warrantholders such cash (or cash equivalent), shares of stock, securities or assets as, in accordance with the foregoing provisions, the Warrantholders may be entitled to receive and containing the express assumption of such successor corporation of the due and punctual performance and observance of each provision of this Warrant to be performed and observed by the Company and of all liabilities and obligations of the Company hereunder.

                    In case any Additional Shares of Common Stock or Convertible Securities or any rights or options to purchase any Additional Shares of Common Stock or Convertible Securities shall be issued in connection with any merger of another corporation into the Company, the amount of consideration therefor shall be deemed to be the Fair Value of such portion of the assets of such merged corporation as the Board of Directors of the Company shall in good faith determine to be attributable to such Additional Shares of Common Stock, Convertible Securities or rights or options, as the case may be, and the Exercise Price shall be adjusted in accordance with this Paragraph 4(d).

               e. Company to Prevent Dilution. In case at any time or from time to time conditions arise by reason of action taken by the Company, other than action contemplated by this Warrant, which are not adequately covered by the provisions of this Paragraph 4, and which might materially and adversely affect the exercise rights of the Warrantholders under any provision of this Warrant, unless the adjustment necessary shall be agreed upon by the Company and the Warrantholders, the Board of Directors of the Company shall appoint a firm of independent certified public accountants of recognized standing, reasonably acceptable to the Warrantholders, who at the Company's expense shall give their opinion upon the adjustment, if any, on a basis consistent with the standards established in the other provisions of this Paragraph 4, necessary with respect to the Exercise Price and the number of Warrant Shares purchasable upon exercise of the Warrants, so as to preserve, without dilution, the exercise rights of the Warrantholders. Upon receipt of such opinion, the Board of Directors shall forthwith make the adjustments described therein.

                    Nothing contained in this Paragraph 4(e) shall require the Exercise Price to be adjusted in the event that the Company shall declare any quarterly cash dividend or distribution upon any stock of the Company of any class which does not exceed 150% of the amount of any quarterly cash dividend paid with respect to the same quarter in the immediately preceding fiscal year of the Company.

               f. Stock Splits and Reverse Stock Splits. In case at any time the Company shall subdivide its outstanding shares of Common Stock into a greater number of shares, the Exercise Price in effect immediately prior to such subdivision shall be proportionately reduced and the number of Warrant Shares purchasable pursuant to this Warrant immediately prior to such subdivision shall be proportionately increased, and conversely, in case at any time the Company shall combine its outstanding shares of Common Stock into a smaller number of shares, the Exercise Price in effect immediately prior to such combination shall be proportionately increased and the number of Warrant Shares purchasable upon the exercise of this Warrant immediately prior to such combination shall be proportionately reduced.

               g. Dissolution, Liquidation and Wind-Up. In case the Company shall, at any time prior to the expiration of this Warrant and prior to the exercise thereof, dissolve, liquidate or wind up its affairs, the Warrantholders shall be entitled, upon the exercise of this Warrant, to receive, in lieu of the Warrant Shares which such Warrantholders would have been entitled to receive, the same kind and amount of assets as would have been issued, distributed or paid to such Warrantholders upon any such dissolution, liquidation or winding up with respect to such Warrant Shares, had such Warrantholders been the holders of record of the Warrant Shares receivable upon the exercise of this Warrant on the record date for the determination of those persons entitled to receive any such liquidating distribution. After any such dissolution, liquidation or winding up which shall result in any cash distribution in excess of the Exercise Price provided for by this Warrant, the Warrantholders may, at each such Warrantholder's option, exercise the same without making payment of the Exercise Price, and in such case the Company shall, upon the distribution to said Warrantholders, consider that said Exercise Price has been paid in full to it and in making settlement to said Warrantholders, shall deduct from the amount payable to such Warrantholders an amount equal to such Exercise Price.

               h. Accountants' Certificate. In each case of an adjustment in the number of Warrant Shares or other stock, securities or property receivable upon the exercise of this Warrant, the Company at its expense shall compute, and upon the Warrantholder's request shall at its expense, cause independent public accountants of recognized standing selected by the Company and reasonably acceptable to the Warrantholders to certify such computation, such adjustment in accordance with the terms of this Warrant and prepare a certificate setting forth such adjustment and showing in detail the facts upon which such adjustment is based, including a statement of (a) the consideration received or to be received by the Company for any Additional Shares of Common Stock, rights, options or Convertible Securities issued or sold or deemed to have been issued or sold, (b) the number of shares of Common Stock of each class outstanding or deemed to be outstanding, (c) the adjusted Exercise Price and (d) the number of Warrant Shares issuable upon exercise of this Warrant. The Company will forthwith mail a copy of each such certificate to each Warrantholder.

               i. Definition of Common Stock. As used herein, the term "Common Stock" shall mean and include the Company's authorized common stock of any class or classes and shall also include any capital stock of any class of the Company hereafter authorized which shall not be limited to a fixed sum or percentage of par value in respect of the rights of the holders thereof to participate in dividends and in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of the Company, and shall include any common stock of any class or classes resulting from any reclassification or reclassifications thereof.

          5. Special Agreements of the Company.

               a. Reservation of Shares. The Company covenants and agrees that all Warrant Shares will, upon issuance, be validly issued, fully paid and nonassessable and free from all preemptive rights of any stockholder, and from all taxes, liens and charges with respect to the issue thereof (other than taxes in respect to any transfer occurring contemporaneously with such issue) and that it will obtain, at its sole expense, all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant. The Company further covenants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved a sufficient number of shares of Common Stock to provide for the exercise of the rights represented by this Warrant.

               b. Avoidance of Certain Actions. The Company will not, by amendment of its Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, issue or sale of securities or otherwise, avoid or take any action which would have the effect of avoiding the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in carrying out all of the provisions of this Warrant and in taking all of such action as may be necessary or appropriate in order to protect the rights of the Warrantholders against dilution or other impairment of their rights hereunder.

               c. Communication to Shareholders. Any notice, document or other communication given or made by the Company to holders of Common Stock as such shall at the same time be provided to the Warrantholders.

               d. Compliance with Law. The Company shall comply with all applicable laws, rules and regulations of the United States and of all states, municipalities and agencies and of any other jurisdiction applicable to the Company and shall do all things necessary to preserve, renew and keep in full force and effect and in good standing its corporate existence and authority necessary to continue its business.

          6. Fractional Shares. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. With respect to any fraction of a share called for upon exercise hereof, the Company shall pay to the Warrantholder an amount in cash equal to such fraction multiplied by the Fair Value of one share of Common Stock, determined as provided in Paragraph 4(b) hereof.

          7. Notices of Stock Dividends, Subscriptions, Reclassification, Consolidations, Mergers, etc. If at any time: (i) the Company shall declare a cash dividend that exceeds 150% of the amount of any quarterly cash dividend paid with respect to the same quarter in the immediately preceding fiscal year of the Company or a dividend on Common Stock payable otherwise than in cash; or
(ii) the Company shall authorize the granting to the holders of Common Stock of rights to subscribe for or purchase any shares of capital stock of any class or of any other rights; or (iii) there shall be any capital reorganization, or reclassification, or redemption of the capital stock of the Company, or consolidation or merger of the Company with, or sale of all or substantially all of its assets to, another corporation or firm; or (iv) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company, then the Company shall give to the Warrantholders at the addresses of such Warrantholders as shown on the books of the Company, at least ten days prior to the applicable record date hereinafter specified, a written notice summarizing such action or event and stating the record date for any such dividend or rights (or, if a record date is not to be selected, the date as of which the holders of Common Stock of record entitled to such dividend or rights are to be determined), the date on which any such reorganization, reclassification, consolidation, merger, sale of assets, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected the holders of Common Stock of record shall be entitled to effect any exchange of their shares of Common Stock for cash (or cash equivalent) securities or other property deliverable upon any such reorganization, reclassification, consolidation, merger, sale of assets, dissolution, liquidation or winding up.

          8. Registered Holder; Transfer of Warrants or Warrant Shares; Investment Representation.

               a. Maintenance of Registration Books; Ownership of this Warrant. The Company shall keep at its principal office in the City of Buffalo Grove, Illinois, a register in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration, transfer and exchange of this Warrant. The Company shall not at any time, except upon the dissolution, liquidation or winding-up of the Company, close such register so as to result in preventing or delaying the exercise or transfer of this Warrant.

                    The Company may deem and treat the person in whose name this Warrant is registered as the holder and owner hereof (notwithstanding any notations of ownership or writing hereon made by anyone other than the Company) for all purposes and shall not be affected by any notice to the contrary, until presentation of this Warrant for registration or transfer as provided in this Paragraph 8.

               b. Exchange and Replacement. This Warrant is exchangeable upon surrender hereof by the registered holder to the Company at its principal office for new Warrants of like tenor and date representing in the aggregate the right to purchase the number of Warrant Shares purchasable hereunder, each of such new Warrants to represent the right to purchase such number of Warrant Shares as shall be designated by said registered holder at the time of surrender. Subject to compliance with the provisions of Paragraphs 8 and 9, this Warrant and all rights hereunder are transferable in whole or in part upon the books of the Company by the registered holder hereof in person or by duly authorized attorney, and a new Warrant shall be made and delivered by the Company, of the same tenor and date as this Warrant but registered in the name of the transferee, upon surrender of this Warrant, duly endorsed, to said office of the Company. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, upon delivery to the Company by the Warrantholder of an indemnification agreement satisfactory to the Company, and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new Warrant of like tenor, in lieu of this Warrant, without requiring the posting of any bond or the giving of any other security. The Company upon the surrender thereof in connection with any exchange, transfer or replacement shall promptly cancel this Warrant. The Company shall pay all expenses, taxes and other charges payable in connection with the preparation, execution and delivery of Warrants pursuant to this Paragraph 8.

               c. Warrants and Warrant Shares Not Registered. The holder of this Warrant, by accepting this Warrant, represents and acknowledges that this Warrant and the Warrant Shares are not being registered under the Securities Act of 1933, as amended (the "Securities Act") on the grounds that the issuance of this Warrant and the offering and sale of such Warrant Shares are exempt from registration under Section 4(2) of the Securities Act as not involving any public offering.

                    Notwithstanding any provisions contained in this Warrant to the contrary, this Warrant and the Warrant Shares shall not be transferable except upon the conditions specified in Paragraphs 8 and 9, which conditions are intended, among other things, to insure compliance with the provisions of the Securities Act in respect of the transfer of this Warrant or of such Warrant Shares.

               d. Investment Representations. The Trust represents and warrants to the Company that this Warrant is being acquired by it for its own account for investment purposes only and (subject to the disposition of its property being at all times within its control) not with a view to resale, distribution or other disposition thereof; any Warrant Shares which may be issued to the Trust, or its nominee, upon exercise of this Warrant will be acquired by it for its own account for investment purposes only and (subject to the disposition of its property being at all times within its control) not with a view to resale, distribution or other disposition thereof; the Trust is able to bear the economic risk of investment in this Warrant and can afford to sustain a total loss on such investment, and has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the proposed investment; and the Trust understands that there is no public market for this Warrant and that there may never be a public market for this Warrant and, therefore, the Trust may have to bear the risk of its investment in this Warrant for an indefinite period of time.

         9. Legends:  Restrictions on Transfer.

               a. Warrant Legend. Each Warrant shall be stamped or otherwise imprinted with the legend set forth on the first page of this Warrant.

               b. Warrant Shares Legend. Each stock certificate representing Warrant Shares shall be stamped or otherwise imprinted with the following legend:

          THE SHARES OF COMMON STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND ANY TRANSFER THEREOF IS SUBJECT TO THE CONDITIONS SPECIFIED IN THE TRANCHE A COMMON STOCK PURCHASE WARRANT OF THE COMPANY, DATED AS OF JULY 12, 2001, ORIGINALLY ISSUED BY AKORN, INC. (THE "COMPANY") TO THE JOHN N. KAPOOR TRUST DATED SEPTEMBER 20, 1989. A COPY OF THE FORM OF SUCH WARRANT IS ON FILE WITH THE COMPANY'S SECRETARY AT THE COMPANY'S PRINCIPAL EXECUTIVE OFFICE AND WILL BE FURNISHED WITHOUT CHARGE TO THE HOLDER OF THIS CERTIFICATE UPON WRITTEN REQUEST TO THE SECRETARY AT SUCH OFFICE.

               c. Notice of Proposed Transfer. Prior to any proposed transfer of this Warrant or any Warrant Shares, the Warrantholder or the holder of Warrant Shares, as the case may be, shall give written notice to the Company of its intention to effect such transfer. Each such notice shall describe the manner of the proposed transfer and, if requested by the Company, shall be accompanied by an opinion of counsel satisfactory to the Company to the effect that the proposed transfer may be effected without registration under the Securities Act or qualification under any applicable state securities law (which opinion as to state securities laws shall be at the expense of the company), whereupon such Warrantholder or holder of Warrant Shares shall be entitled to transfer such securities in accordance with the terms of its notice. Each Warrant and each certificate for Warrant Shares transferred as above provided shall bear, respectively, the legends set forth in Paragraphs 9(a) and 9(b), except that such Warrant or certificate shall not bear such legend if (i) such transfer is in accordance with the provisions of Rule 144 (or any other rule permitting public sale without registration under the Securities Act) or (ii) the opinion of counsel referred to above is to the further effect that the transferee and any subsequent transferee (other than an affiliate of the Company) would be entitled to transfer such securities in a public sale without registration under the Securities Act. In addition, new securities shall be issued without such legends if such legends may be properly removed under the terms of Rule 144(k) promulgated under the Securities Act.

               d. Further Limitations on Transfer. The Warrantholder shall not transfer this Warrant to any person except to (i) members of his immediate family or (ii) trusts, partnerships and other beneficiaries or owners of an entity that is a Warrantholder.

          10. Miscellaneous Provisions.

               a. Governing Law. This Warrant shall be deemed to have been made in the State of Illinois and the validity of this Warrant, the construction, interpretation, and enforcement thereof, and the rights of the parties thereto shall be determined under, governed by, and construed in accordance with the internal laws of the State of Illinois, without regard to principles of conflicts of law.

               b. Notices. All notices hereunder shall be in writing and shall be deemed to have been given three days after being mailed by certified mail, addressed to the address below stated of the party to which notice is given, or to such changed address a such party may have fixed by notice:


      To the Company:       Akorn, Inc.
                            2500 Millbrook Drive
                            Buffalo Grove, Illinois 60089
                            Attn:  Office of the Chief Financial Officer

      With a copy to:       Christopher R. Manning, Esq.
                            Burke, Warren, McKay & Serritella, P.C.
                            330 North Wabash Avenue, Suite 2200
                            Chicago, Illinois 60611-3607

      To the
      Warrantholders of
      holders of
      Warrant Shares:       At the addresses of such
                            holders as they appear on
                            the records of the Company

      With a copy to:       Dana S. Armagno, Esq.
                            Vedder, Price, Kaufman & Kammholz
                            222 North LaSalle Street
                            Chicago, Illinois 60601
         provided, however, that any notice of change of address shall be effective only upon receipt.

               c. Assignment. This Warrant shall be binding upon and inure to the benefit of the Company, the Warrantholders and the holders of Warrant Shares and the permitted successors, assigns and transferees of the Company, the Warrantholders and the holders of Warrant Shares.

               d. Attorneys' Fees. If any legal action or any arbitration or other proceeding is brought for the enforcement of this Warrant, or because of an alleged dispute, breach, default, or misrepresentation in connection with any of the provisions of this Warrant, the successful or prevailing party or parties shall be entitled to recover such reasonable attorneys' fees and other costs incurred in that action or proceeding, in addition to any other relief to which it or they may be entitled, as may be ordered in connection with such proceeding.

               e. Entire Agreement; Amendments and Waivers. This Warrant sets forth the entire understanding of the parties with respect to the transactions contemplated hereby. The failure of any party to seek redress for the violation or to insist upon the strict performance of any term of this Warrant shall not constitute a waiver of such term and such party shall be entitled to enforce such term without regard to such forbearance. A written instrument executed by the Company and all Warrantholders may only amend this Warrant.

               f. Severability. If any term of this Warrant as applied to any person or to any circumstances is prohibited, void, invalid or unenforceable in any jurisdiction, such term shall, as to such jurisdiction, be ineffective to the extent of such prohibition or invalidity without in any way affecting any other term of this Warrant or affecting the validity or enforceability of this Warrant or of such provision in any other jurisdiction.

               g. Headings. The headings in this Warrant are inserted only for convenience of reference and shall not be used in the construction of any of its terms.

               h. Non-waiver: Cumulative Remedies. No course of dealing or any delay or failure to exercise any right hereunder on the part of any Warrantholder or any holders of Warrant Shares shall operate as a waiver of such right or otherwise prejudice the rights, powers or remedies of such Warrantholder or such holders of Warrant Shares. The rights and remedies provided in this Warrant are cumulative and are in addition to all rights and remedies which each Warrantholder and each holder of Warrant Shares may have in law or in equity or by statute or otherwise.

               i. Construction. Unless the context of this Agreement clearly requires otherwise, references to the plural include the singular, the singular include the plural, and the part include the whole; the term "including" is not limiting, and the term "or" has the inclusive meaning represented by the phrase "and/or." The words "hereof," "Herein," "hereby," "hereunder," and other similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement.

          IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officers on the 12th day of July, 2001.

                                            Company:

                                            AKORN, INC.


                                            By:
                                                --------------------------------
                                            Title:
                                                   -----------------------------

                                    EXHIBIT A

                             NOTICE OF EXERCISE FORM

                    (To be executed only upon partial or full
                         exercise of the within Warrant)

     The undersigned registered holder of the within Warrant irrevocably exercises the within Warrant for and purchases ______ shares of Common Stock of Akorn, Inc. and herewith makes payment therefor in the amount of $_____________, all at the price and on the terms and conditions specified in the within Warrant, and requests that a certificate (or ____________ certificates in denominations of ________ shares) for the shares of common Stock of Akorn, Inc. hereby purchased be issued in the name of and delivered to (choose one) (a) the undersigned or (b) ______________, whose address is ____________________ and, as provided in the within Warrant, that a new Warrant of like tenor for the number of shares of Common Stock of Akorn, Inc. not being purchased hereunder be issued in the name of and delivered to (choose one) (a) the undersigned or (b) _____________________, whose address is ____________________.

Dated: _______________, 20____.


                                            By:
                                                --------------------------------
                                                (Signature of Registered Holder)


                                                Signature Guaranteed:

                                   EXHIBIT B-1

                                    TRANCHE B



                          COMMON STOCK PURCHASE WARRANT



                                     between



                      AKORN, INC., a Louisiana Corporation



                                       and



                THE JOHN N. KAPOOR TRUST DATED SEPTEMBER 20, 1989



                              Dated: July 12, 2001

          THE SECURITIES EVIDENCED BY THIS CERTIFICATE WERE ACQUIRED FOR INVESTMENT ONLY PURSUANT TO AN INVESTMENT REPRESENTATION ON THE PART OF THE HOLDER THEREOF. THEY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAW AND MAY NOT BE SOLD, PLEDGED, HYPOTHECATED, DONATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT, AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED, OR A NO ACTION LETTER OR INTERPRETIVE OPINION OF THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION THAT SUCH REGISTRATION IS NOT REQUIRED.



                                    TRANCHE B

                          COMMON STOCK PURCHASE WARRANT

                               Dated July 12, 2001

                            Void After July 12, 2006


AKORN, INC. (the "Company), a Louisiana corporation, hereby certifies that, for value received, THE JOHN N. KAPOOR TRUST DATED SEPTEMBER 20, 1989 (the "Trust"), or its registered assigns (sometimes hereinafter collectively referred to as the "Warrantholder" or the "Warrantholders"), is entitled, subject to the terms and conditions set forth in this warrant (said warrant and any warrants issued in exchange herefor or replacements thereof being hereinafter collectively referred to as the "Warrants"), to purchase from the Company, six hundred sixty seven thousand (667,000) fully paid and nonassessable shares of Common Stock of the Company, without par value (the "Common Stock"), which term is further defined in Paragraph 4(i) hereof), at any time or from time to time until 5:00 p.m. central time on July 12, 2006 at the exercise price set forth in Paragraph 2 hereof (the "Exercise Price"), the number of such shares of Common Stock and the Exercise Price being subject to adjustment as provided herein.

     The Warrants evidenced by this Common Stock Purchase Warrant are being issued by the Company to the Warrantholder as additional consideration with respect to a certain Convertible Bridge Loan and Warrant Agreement ("Loan Agreement"), that certain Convertible Tranche A Promissory Note in the aggregate principal amount of $3,000,000 ("Tranche A Note") and that certain Convertible Tranche B Promissory Note in the aggregate principal amount of $2,000,000 ("Tranche B Note") entered into between the Company, as borrower, and the Trust, as lender, each dated as of July 12, 2001, wherein the Trust is making a subordinated loan to the Company in the aggregate principal amount of $5,000,000 (collectively the "Subordinated Loan").

     1. Exercise of Warrant. The rights represented by this Warrant may be exercised by the Warrantholders, in whole or in part (but not as to a fractional share of Common Stock), by the presentation and surrender of this Warrant with written notice of the Warrantholder's election to purchase, substantially in the form of Exhibit A hereto, at the office of the Company, 2500 Milbrook Drive, Buffalo Grove, Illinois 60089 marked to the attention of the Company's Chief Financial Officer, or at such other address as the Company may designate by notice in writing to the Warrantholders at the address of each Warrantholder appearing on the books of the Company and upon payment to the Company of the Exercise Price for such shares of Common Stock. Such payment shall be made by check payable to the order of the Company. The Warrantholders may, at their option, in lieu of paying the Exercise Price by check, instruct the Company to deduct from the Warrant Shares that would otherwise be issued that number of Warrant Shares having an aggregate Fair Value (as that term is defined in Paragraph 4.b hereof) equal to the aggregate Exercise Price. The Company agrees that the shares so purchased (the "Warrant Shares") shall be deemed to have been issued to the Warrantholders who are the record owners of such Warrant Shares as of the close of business on the date on which this Warrant shall have been surrendered together with the aforementioned written notice of election to purchase, and payment for such Warrant Shares shall have been made as aforesaid. Certificates for the Warrant Shares so purchased shall be delivered to the Warrantholder within a reasonable time, not exceeding seven days, after the rights represented by this Warrant shall have been so exercised, and, unless this Warrant has expired, a new Warrant representing the number of shares, if any, with respect to which this Warrant shall not then have been exercised shall also be issued to the Warrantholder within such time.

     2. Exercise Price. Subject to adjustment as provided herein, the Exercise Price for the purchase of the Warrant Shares shall be $2.25 per share.

     3. Warrantholders Not Deemed Stockholders. Subject to the provisions of the Company's Articles of Incorporation and By-laws, copies of which have been delivered to the Warrantholders, the Warrantholders shall not be entitled to vote or receive dividends or be deemed the holders of Common Stock, nor shall anything contained herein be construed to confer upon the Warrantholders, as holders of Warrants, any of the rights of a stockholder of the Company or any right to vote upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issue of stock, reclassification of stock, change of par value or change of stock to no par value, consolidation, merger, conveyance, or otherwise) or to receive notice of meetings, or to receive dividends, except as otherwise provided herein, until this Warrant shall have been exercised and the Warrant Shares receivable upon the exercise hereof shall have become deliverable as provided in Paragraph 1 above.

     4. Adjustment of Number of Shares. Exercise Price and Nature of Securities Issuable Upon Exercise of Warrants.

          a. Exercise Price: Adjustment of Number of Shares. The Exercise Price set forth in Paragraph 2 hereof shall be subject to adjustment from time to time as hereinafter provided. Upon each adjustment of the Exercise Price, the Warrantholders shall thereafter be entitled to purchase, at the Exercise Price, resulting from such adjustment a number of shares obtained by multiplying the Exercise Price by the number of shares purchasable pursuant thereto immediately prior to such adjustment and dividing the product thereof by the Exercise Price resulting from such adjustment.

          b. Adjustment of Exercise Price Upon Issuance of Common Stock. Except for shares of Common Stock of the Company issuable pursuant to warrants and options outstanding as of the date hereof or issuable pursuant to presently existing benefit plans of the Company, including, without limitation, the Akorn, Inc. Employee Stock Purchase Plan, as amended (the "Purchase Plan"), the Amended and Restated Akorn, Inc. 1988 Incentive Compensation Program, as heretofore amended and which is proposed for further amendment and approval by Company shareholders at their 2001 annual meeting (the "Incentive Plan"), and the 1991 Stock Option Plan for Directors (the "Directors Plan"), if and whenever after the date hereof the Company shall issue or sell Additional Shares of Common Stock (as defined below) without consideration or for a consideration per share equal to the greater of (i) the Exercise Price and (ii) the Fair Value (as defined below) per share (except upon exercise of this Warrant), successively upon each such issuance or sale, the Exercise Price immediately prior to such issuance or sale of such shares shall be reduced to the lowest price determined by multiplying each such Exercise Price by a fraction, (x) the numerator of which is (A) the sum of (1) the number of shares of Common Stock outstanding immediately prior to such issue or sale multiplied by the Fair Value per share of Common Stock immediately prior to such issue or sale plus (2) the aggregate consideration, if any, received by the Company upon such issue or sale, divided by (B) the total number of shares of Common Stock outstanding immediately after such issue or sale, and (y) the denominator of which shall be the Fair Value per share of Common Stock immediately prior to such issue or sale.

     No adjustment of the Exercise Price, however, shall be made in an amount less than $.01 per share, but any such lesser adjustment shall be carried forward and shall be made at the time and together with the new subsequent adjustment which, together with any adjustments so carried forward, shall amount to $.01 per share or more.

     For purposes of this Paragraph 4(b), the date as of which the Fair Value per share of Common Stock shall be computed shall be the day preceding the earlier of the date on which the Company shall (i) enter into a firm contract for the issuance of such shares or (ii) issue such shares.

     The provisions of this Paragraph 4(b) shall not apply to any Additional Shares of Common Stock that are distributed to holders of Common Stock pursuant to a stock split for which an adjustment is provided for under Paragraph 4(f).

     As used in this Warrant, the following terms shall have the following meanings:

     "Additional Shares of Common Stock" shall mean all shares of Common Stock issued or issuable by the Company after the date of this Warrant, other than shares of Common Stock issuable pursuant to warrants and options existing on the date hereof or pursuant to options issuable pursuant to employee and director benefit plans of the Company existing on the date hereof including, without limitation, the Purchase Plan, the Incentive Plan and the Directors Plan or any shares of Common Stock that may be issued upon the conversion of the subordinated debt evidenced by the Loan Agreement and Note, including, but not limited to, that certain Tranche A Note and Tranche A Common Stock Purchase Warrant, both dated as of July 12, 2001.

     "Fair Value" shall mean the price per share of Common Stock of the Company at any date determined as follows: (i) if the shares of Common Stock are traded in the over-the-counter market and not on any national securities exchange and not in the NASDAQ National Market System, the average of the mean between the bid and asked prices per share, as reported by the automated quotation system of the National Association of Securities Dealers ("NASD"), or an equivalent generally accepted reporting service, for the twenty (20) consecutive trading days immediately preceding the date for which the determination of current or closing market price is to be made, (ii) if the shares of Common Stock are traded on a national securities exchange or in the NASDAQ National Market System, the average daily per share closing price on the principal national securities exchange on which they are so listed or in the NASDAQ National Market System, as the case may be, for the twenty (20) consecutive trading days immediately preceding the date for which the determination of current or closing market price is to be made or (iii) if the Common Stock is not then listed on any national securities exchange or quoted in the over-the-counter market, the higher of (a) the book value thereof as determined by any firm of independent public accountants of recognized standing selected by the Board of Directors of the Company as of the last day of any month ending within 60 days preceding the date as of which the determination is to be made or (b) the fair value thereof determined in good faith by the Board of Directors of the Company and the Warrantholders as of a date which is within 20 days of the date as of which the determination is to be made. The closing price referred to in clause (ii) above shall be the last reported sales price or, in case no such reported sale takes place on such day, the average of the reported closing bid and asked prices, in either case on the national securities exchange on which the shares of Common Stock are then listed or in the NASDAQ National Market System.

          c. Further Provisions for Adjustment of Exercise Price Upon Issuance of Additional Shares of Common Stock and Convertible Securities. For purposes of Paragraph 4(b), the following provisions shall also be applicable.

               (i) In case at any time on or after the date hereof, the Company shall declare any dividend or any other distribution upon any stock of the Company of any class, payable in Additional Shares of Common Stock or by the issuance of any evidence of indebtedness (other than the Subordinated Loan), shares of stock or other securities which are at any time directly or indirectly convertible into or exchangeable for Additional Shares of Common Stock (all such indebtedness and securities being hereinafter referred to as "Convertible Securities"), such declaration or distribution shall be deemed to be an issue or sale (as of the record date) of such Additional Shares of Common Stock without consideration and shall thereby cause an adjustment in the Exercise Price as required by Paragraph 4(b).

               (ii) (A) In case at any time on or after the issuance of this Warrant, the Company shall in any manner issue or sell any Convertible Securities, whether or not the rights to exchange or convert thereunder are immediately exercisable, there shall be determined the price per share for which Additional Shares of Common Stock are issuable upon the conversion or exchange thereof, such determination to be made by dividing (a) the total amount received or receivable by the Company as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the conversion or exchange thereof by (b) the maximum aggregate number of Additional Shares of Common Stock issuable upon conversation or exchange of all such Convertible Securities for such minimum aggregate amount of additional consideration; and such issue or sale shall be deemed to be an issue or sale for cash (as of the date of issue or sale of such Convertible Securities) of such maximum number of Additional Shares of Common Stock at the price per share so determined, and shall thereby cause an adjustment in the Exercise Price, if such an adjustment is required by paragraph 4(b) hereof.

                    (B) If such Convertible Securities shall by their terms provide for an increase or increases, with the passage of time, in the amount of additional consideration, if any, payable to the Company, or in the rate of exchange upon the conversion or exchange thereof, the adjusted Exercise Price shall, upon any such increase becoming effective, be increased to such Exercise Price as would have been in effect had the adjustments made upon the issuance of such Convertible Securities been made upon the basis of (a) the issuance of the number of shares of Common Stock theretofore actually delivered upon the exercise of such Convertible Securities, (b) the issuance of all Common Stock, all Convertible Securities and all rights and options to purchase Common Stock issued after the issuance of such Convertible Securities, and (c) the original issuance at the time of such change of any such Convertible Securities then still outstanding; provided, however, that any such increase shall not exceed, in the aggregate, the amount of the original reduction of the Exercise Price attributable to the Convertible Securities.

                    (C) If any rights of conversion or exchange evidenced by such Convertible Securities shall expire without have been exercised, of if any such Convertible Securities are exercised for a consideration greater than or for a number of Additional Shares less than those used for purposes of determining the adjustments to the Exercise Price provided in Paragraph 4(c)(ii)(A), the adjusted Exercise Price shall forthwith be readjusted to such Exercise Price as would have been in effect had an adjustment with respect to such Convertible Securities been made on the basis that the only Additional Shares of Common Stock issued or sold were those issued upon the conversion or exchange of such Convertible Securities, and that they were issued or sold for the consideration actually received by the Company upon such exercise, plus the consideration, if any, actually received by the Company for the granting of such Convertible Securities.

                    (iii) (A) In case at any time on or after the issuance of this Warrant the Company shall in any manner grant or issue any rights or options to subscribe for, purchase or otherwise acquire Additional Shares of Common Stock, whether or not such rights or options are immediately exercisable, there shall be determined the price per share for which Additional Shares of Common Stock are issuable upon the exercise of such rights or options, such determination to be made by dividing (a) the total amount, if any, received or receivable by the Company as consideration for the granting of such rights or options, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the exercise of such rights or options if the maximum number of Additional Shares of Common Stock were issued pursuant to such rights or options for such minimum aggregate amount of additional consideration, by (b) the maximum number of Additional Shares of Common Stock of the Company issuable upon the exercise of all such rights or options for such minimum aggregate amount of additional consideration; and the granting of such rights or options shall be deemed to be an issue or sale for cash (as of the date of the granting of such rights or options) of such maximum number of Additional Shares of Common Stock at the price per share so determined, and shall thereby cause an adjustment in the Exercise Price, if such an adjustment is required by Paragraph 4(b) hereof.

                         (B) If such rights or options shall by their terms
provide for an increase or increases, with passage of time, in the amount of additional consideration payable to the Company upon the exercise thereof, the adjusted Exercise Price shall, upon any such increases becoming effective, be increased to such Exercise Price as would have been in effect had the adjustments made upon the issuance of such rights or options been made upon the basis of (a) the issuance of the number of shares of Common Stock theretofore actually delivered upon the exercise of such rights or options, (b) the issuance of all Common Stock, all rights and options and all Convertible Securities issued after the issuance of such rights and options, and (c) the original issuance at the time of such change or any such rights or options then still outstanding; provided, however, that any such increase or increases in the Exercise Price shall not exceed, in the aggregate, the amount of the original reduction of the Exercise Price attributable to the grant of such rights or options.

                         (C) If any such rights or options shall expire without
having been exercised, or if any such rights or options are exercised for a consideration greater than or for a number of Additional Shares less than those used for purposes of determining the adjustments to the Exercise Price provided in Paragraph 4(c)(iii)(A), the adjusted Exercise Price shall forthwith be readjusted to such Exercise Price as would have been in effect had an adjustment with respect to such rights or options been made on the basis that the only Additional Shares of Common Stock so issued or sold were those issued or sold upon the exercise of such rights or options and that they were issued or sold for the consideration actually received by the Company upon such exercise, plus the consideration, if any, actually received by the Company for the granting of such rights or options.

                    (iv) (A) In case at any time on or after the issuance of this Warrant the Company shall grant any rights or options to subscribe for, purchase or otherwise acquire Convertible Securities, there shall be determined the price per share for which Additional Shares of Common Stock are issuable upon the exchange or conversion of such Convertible Securities if such rights or options were exercised, such determination to be made by dividing (a) the total amount, if any, received or receivable by the Company as consideration for the issuance of such rights or options, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the exercise of such rights or options if the maximum number of Convertible Securities were issued pursuant to such rights or options for such minimum aggregate amount of additional consideration, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the exchange or conversion of such Convertible Securities if the maximum number of Additional Shares of Common Stock were issued pursuant to such Convertible Securities for such minimum aggregate amount of additional consideration, by (b) the maximum aggregate number of Additional Shares of Common Stock issuable upon the exchange or conversion of the Convertible Securities for such minimum aggregate amount of additional consideration, and the issue or sale of such rights or options shall be deemed to be an issue or sale for cash (as of the date of the granting of such rights or options) of such maximum number of Additional Shares of Common Stock at the price per share so determined, and thereby shall cause an adjustment in the Exercise Price, if such an adjustment is required by Paragraph 4(b).

                         (B) If such rights or options to subscribe for or
otherwise acquire Convertible Securities shall by their terms provide for an increase or increases, with the passage of time, in the amount of additional consideration payable to the Company upon the exercise, exchange or conversion thereof, the adjusted Exercise Price shall, forthwith upon any such increase becoming effective, be increased to such Exercise Price as would have been in effect had the adjustments made upon the issuances of such rights or options been made upon the basis of (a) the issuance of the number of shares of Common Stock theretofore actually delivered upon the exchange or conversion of such Convertible Securities (b) the issuances of all Common Stock and all rights, options and Convertible Securities issued after the issuance of such rights and options and (c) the original issuances at the time of such change of any such rights, options and Convertible Securities issued upon exercise of such rights or options which are then still outstanding; provided, however, that any such increase shall not exceed, in the aggregate, the amount of the original reduction of the Exercise Price attributable to the grant of such rights or options.

                         (C) If any such rights, options or rights of conversion
or exchange of such Convertible Securities shall expire without having been exercised, exchanged or converted, or if any such rights, options or rights of conversion or exchange are exercised for a consideration greater than or for a number of Additional Shares less than those used for purposes of determining the adjustment to the Exercise Price provided in Paragraph 4(c)(iv)(A), the adjusted Exercise Price shall forthwith be readjusted to such Exercise Price as would have been in effect had an adjustment been made with respect to such rights, options or rights of conversion or exchange of such Convertible Securities on the basis that the only Additional Shares of Common Stock so issued or sold were those issued or sold upon the exercise of such rights or options and exchange or conversion of such Convertible Securities, plus the consideration, if any, actually received by the Company for the granting of such rights, options or Convertible Securities.

                    (v) In any case where an adjustment has been made in the Exercise Price upon the issuance of Convertible Securities or any rights or options to purchase Convertible Securities or Additional Shares of Common Stock pursuant to this Paragraph 4(c), no further adjustment shall be made at the time of the conversion of any such Convertible Securities or at the time of the exercise of any such rights or options. Where no such adjustment has been made at the time of issuance, an adjustment shall be made at the time of the conversion of any such Convertible Securities or at the time of the exercise of any such rights or options if such an adjustment is required by Paragraph 4(b).

                    (vi) In case at any time on or after the issuance of this Warrant any shares of Common Stock or Convertible Securities or any rights or options to acquire Additional Shares of Common Stock or Convertible Securities shall be issued or sold for a consideration other than cash, the value of the amount of the consideration other than cash payable to the Company, shall be determined in good faith by the Company's Board of Directors and shall be deemed to be the Fair Value of such consideration. Whether or not the consideration so received is cash, the amount thereof shall be determined after deducting therefrom any expenses incurred or any underwriting commissions or concessions or discounts paid or allowed by the Company in connection therewith.

                    (vii) In case at any time the Company shall fix a record date of the holders of its Common Stock for the purpose of entitling them (a) to receive a dividend or other distribution payable in Common Stock, Convertible Securities or rights or options to purchase either thereof, or (b) to subscribe for or purchase Common Stock, Convertible Securities or rights or options to purchase either thereof, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed, pursuant to this Paragraph 4(c), to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

                    (viii) The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any such shares shall be considered an issue or sale of Common Stock for the purposes of this paragraph 4(c).

               d. Reorganization, Reclassification, Consolidation, Merger or Sale. If any capital reorganization or reclassification of the capital stock of the Company, or any consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets to another corporation shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities, cash or assets with respect to or in exchange for Common Stock, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, lawful and adequate provisions shall be made whereby the Warrantholders shall thereafter have the right to purchase and receive upon the basis and upon the terms and conditions specified in this Warrant, upon exercise of this Warrant and in lieu of the Warrant Shares immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby, such shares of stock, securities, cash or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of Common Stock equal to the number of Warrant Shares immediately theretofore purchasable and receivable upon the exercise of the rights and interests of the Warrantholder to the end that the provisions hereof (including, without limitation, provisions for adjustments of the Exercise Price and the number of Warrant Shares purchasable and receivable upon exercise of this Warrant) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock or securities thereafter deliverable upon the exercise hereof. The Company shall not effect any consolidation, merger or sale of all or substantially all of the assets of the Company unless prior to or simultaneous with the consummation thereof the successor corporation (if other than the Company) resulting from such consolidation, merger or purchase of such assets shall assume, by written instrument executed and mailed or delivered to the Warrantholders, the obligation to deliver to such Warrantholders such cash (or cash equivalent), shares of stock, securities or assets as, in accordance with the foregoing provisions, the Warrantholders may be entitled to receive and containing the express assumption of such successor corporation of the due and punctual performance and observance of each provision of this Warrant to be performed and observed by the Company and of all liabilities and obligations of the Company hereunder.

                    In case any Additional Shares of Common Stock or Convertible Securities or any rights or options to purchase any Additional Shares of Common Stock or Convertible Securities shall be issued in connection with any merger of another corporation into the Company, the amount of consideration therefor shall be deemed to be the Fair Value of such portion of the assets of such merged corporation as the Board of Directors of the Company shall in good faith determine to be attributable to such Additional Shares of Common Stock, Convertible Securities or rights or options, as the case may be, and the Exercise Price shall be adjusted in accordance with this Paragraph 4(d).

               e. Company to Prevent Dilution. In case at any time or from time to time conditions arise by reason of action taken by the Company, other than action contemplated by this Warrant, which are not adequately covered by the provisions of this Paragraph 4, and which might materially and adversely affect the exercise rights of the Warrantholders under any provision of this Warrant, unless the adjustment necessary shall be agreed upon by the Company and the Warrantholders, the Board of Directors of the Company shall appoint a firm of independent certified public accountants of recognized standing, reasonably acceptable to the Warrantholders, who at the Company's expense shall give their opinion upon the adjustment, if any, on a basis consistent with the standards established in the other provisions of this Paragraph 4, necessary with respect to the Exercise Price and the number of Warrant Shares purchasable upon exercise of the Warrants, so as to preserve, without dilution, the exercise rights of the Warrantholders. Upon receipt of such opinion, the Board of Directors shall forthwith make the adjustments described therein.

                    Nothing contained in this Paragraph 4(e) shall require the Exercise Price to be adjusted in the event that the Company shall declare any quarterly cash dividend or distribution upon any stock of the Company of any class which does not exceed 150% of the amount of any quarterly cash dividend paid with respect to the same quarter in the immediately preceding fiscal year of the Company.

               f. Stock Splits and Reverse Stock Splits. In case at any time the Company shall subdivide its outstanding shares of Common Stock into a greater number of shares, the Exercise Price in effect immediately prior to such subdivision shall be proportionately reduced and the number of Warrant Shares purchasable pursuant to this Warrant immediately prior to such subdivision shall be proportionately increased, and conversely, in case at any time the Company shall combine its outstanding shares of Common Stock into a smaller number of shares, the Exercise Price in effect immediately prior to such combination shall be proportionately increased and the number of Warrant Shares purchasable upon the exercise of this Warrant immediately prior to such combination shall be proportionately reduced.

               g. Dissolution, Liquidation and Wind-Up. In case the Company shall, at any time prior to the expiration of this Warrant and prior to the exercise thereof, dissolve, liquidate or wind up its affairs, the Warrantholders shall be entitled, upon the exercise of this Warrant, to receive, in lieu of the Warrant Shares which such Warrantholders would have been entitled to receive, the same kind and amount of assets as would have been issued, distributed or paid to such Warrantholders upon any such dissolution, liquidation or winding up with respect to such Warrant Shares, had such Warrantholders been the holders of record of the Warrant Shares receivable upon the exercise of this Warrant on the record date for the determination of those persons entitled to receive any such liquidating distribution. After any such dissolution, liquidation or winding up which shall result in any cash distribution in excess of the Exercise Price provided for by this Warrant, the Warrantholders may, at each such Warrantholder's option, exercise the same without making payment of the Exercise Price, and in such case the Company shall, upon the distribution to said Warrantholders, consider that said Exercise Price has been paid in full to it and in making settlement to said Warrantholders, shall deduct from the amount payable to such Warrantholders an amount equal to such Exercise Price.

               h. Accountants' Certificate. In each case of an adjustment in the number of Warrant Shares or other stock, securities or property receivable upon the exercise of this Warrant, the Company at its expense shall compute, and upon the Warrantholder's request shall at its expense, cause independent public accountants of recognized standing selected by the Company and reasonably acceptable to the Warrantholders to certify such computation, such adjustment in accordance with the terms of this Warrant and prepare a certificate setting forth such adjustment and showing in detail the facts upon which such adjustment is based, including a statement of (a) the consideration received or to be received by the Company for any Additional Shares of Common Stock, rights, options or Convertible Securities issued or sold or deemed to have been issued or sold, (b) the number of shares of Common Stock of each class outstanding or deemed to be outstanding, (c) the adjusted Exercise Price and (d) the number of Warrant Shares issuable upon exercise of this Warrant. The Company will forthwith mail a copy of each such certificate to each Warrantholder.

               i. Definition of Common Stock. As used herein, the term "Common Stock" shall mean and include the Company's authorized common stock of any class or classes and shall also include any capital stock of any class of the Company hereafter authorized which shall not be limited to a fixed sum or percentage of par value in respect of the rights of the holders thereof to participate in dividends and in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of the Company, and shall include any common stock of any class or classes resulting from any reclassification or reclassifications thereof.

          5. Special Agreements of the Company.

               a. Reservation of Shares. The Company covenants and agrees that all Warrant Shares will, upon issuance, be validly issued, fully paid and nonassessable and free from all preemptive rights of any stockholder, and from all taxes, liens and charges with respect to the issue thereof (other than taxes in respect to any transfer occurring contemporaneously with such issue) and that it will obtain, at its sole expense, all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant. The Company further covenants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved a sufficient number of shares of Common Stock to provide for the exercise of the rights represented by this Warrant.

               b. Avoidance of Certain Actions. The Company will not, by amendment of its Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, issue or sale of securities or otherwise, avoid or take any action which would have the effect of avoiding the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in carrying out all of the provisions of this Warrant and in taking all of such action as may be necessary or appropriate in order to protect the rights of the Warrantholders against dilution or other impairment of their rights hereunder.

               c. Communication to Shareholders. Any notice, document or other communication given or made by the Company to holders of Common Stock as such shall at the same time be provided to the Warrantholders.

               d. Compliance with Law. The Company shall comply with all applicable laws, rules and regulations of the United States and of all states, municipalities and agencies and of any other jurisdiction applicable to the Company and shall do all things necessary to preserve, renew and keep in full force and effect and in good standing its corporate existence and authority necessary to continue its business.

          6. Fractional Shares. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. With respect to any fraction of a share called for upon exercise hereof, the Company shall pay to the Warrantholder an amount in cash equal to such fraction multiplied by the Fair Value of one share of Common Stock, determined as provided in Paragraph 4(b) hereof.

          7. Notices of Stock Dividends, Subscriptions, Reclassification, Consolidations, Mergers, etc. If at any time: (i) the Company shall declare a cash dividend that exceeds 150% of the amount of any quarterly cash dividend paid with respect to the same quarter in the immediately preceding fiscal year of the Company or a dividend on Common Stock payable otherwise than in cash; or
(ii) the Company shall authorize the granting to the holders of Common Stock of rights to subscribe for or purchase any shares of capital stock of any class or of any other rights; or (iii) there shall be any capital reorganization, or reclassification, or redemption of the capital stock of the Company, or consolidation or merger of the Company with, or sale of all or substantially all of its assets to, another corporation or firm; or (iv) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company, then the Company shall give to the Warrantholders at the addresses of such Warrantholders as shown on the books of the Company, at least ten days prior to the applicable record date hereinafter specified, a written notice summarizing such action or event and stating the record date for any such dividend or rights (or, if a record date is not to be selected, the date as of which the holders of Common Stock of record entitled to such dividend or rights are to be determined), the date on which any such reorganization, reclassification, consolidation, merger, sale of assets, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected the holders of Common Stock of record shall be entitled to effect any exchange of their shares of Common Stock for cash (or cash equivalent) securities or other property deliverable upon any such reorganization, reclassification, consolidation, merger, sale of assets, dissolution, liquidation or winding up.

          8. Registered Holder; Transfer of Warrants or Warrant Shares; Investment Representation.

               a. Maintenance of Registration Books; Ownership of this Warrant. The Company shall keep at its principal office in the City of Buffalo Grove, Illinois, a register in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration, transfer and exchange of this Warrant. The Company shall not at any time, except upon the dissolution, liquidation or winding-up of the Company, close such register so as to result in preventing or delaying the exercise or transfer of this Warrant.

                    The Company may deem and treat the person in whose name this Warrant is registered as the holder and owner hereof (notwithstanding any notations of ownership or writing hereon made by anyone other than the Company) for all purposes and shall not be affected by any notice to the contrary, until presentation of this Warrant for registration or transfer as provided in this Paragraph 8.

               b. Exchange and Replacement. This Warrant is exchangeable upon surrender hereof by the registered holder to the Company at its principal office for new Warrants of like tenor and date representing in the aggregate the right to purchase the number of Warrant Shares purchasable hereunder, each of such new Warrants to represent the right to purchase such number of Warrant Shares as shall be designated by said registered holder at the time of surrender. Subject to compliance with the provisions of Paragraphs 8 and 9, this Warrant and all rights hereunder are transferable in whole or in part upon the books of the Company by the registered holder hereof in person or by duly authorized attorney, and a new Warrant shall be made and delivered by the Company, of the same tenor and date as this Warrant but registered in the name of the transferee, upon surrender of this Warrant, duly endorsed, to said office of the Company. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, upon delivery to the Company by the Warrantholder of an indemnification agreement satisfactory to the Company, and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new Warrant of like tenor, in lieu of this Warrant, without requiring the posting of any bond or the giving of any other security. The Company upon the surrender thereof in connection with any exchange, transfer or replacement shall promptly cancel this Warrant. The Company shall pay all expenses, taxes and other charges payable in connection with the preparation, execution and delivery of Warrants pursuant to this Paragraph 8.

               c. Warrants and Warrant Shares Not Registered. The holder of this Warrant, by accepting this Warrant, represents and acknowledges that this Warrant and the Warrant Shares are not being registered under the Securities Act of 1933, as amended (the "Securities Act") on the grounds that the issuance of this Warrant and the offering and sale of such Warrant Shares are exempt from registration under Section 4(2) of the Securities Act as not involving any public offering.

                    Notwithstanding any provisions contained in this Warrant to the contrary, this Warrant and the Warrant Shares shall not be transferable except upon the conditions specified in Paragraphs 8 and 9, which conditions are intended, among other things, to insure compliance with the provisions of the Securities Act in respect of the transfer of this Warrant or of such Warrant Shares.

               d. Investment Representations. The Trust represents and warrants to the Company that this Warrant is being acquired by it for its own account for investment purposes only and (subject to the disposition of its property being at all times within its control) not with a view to resale, distribution or other disposition thereof; any Warrant Shares which may be issued to the Trust, or its nominee, upon exercise of this Warrant will be acquired by it for its own account for investment purposes only and (subject to the disposition of its property being at all times within its control) not with a view to resale, distribution or other disposition thereof; the Trust is able to bear the economic risk of investment in this Warrant and can afford to sustain a total loss on such investment, and has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the proposed investment; and the Trust understands that there is no public market for this Warrant and that there may never be a public market for this Warrant and, therefore, the Trust may have to bear the risk of its investment in this Warrant for an indefinite period of time.

          9. Legends: Restrictions on Transfer.

               a. Warrant Legend. Each Warrant shall be stamped or otherwise imprinted with the legend set forth on the first page of this Warrant.

               b. Warrant Shares Legend. Each stock certificate representing Warrant Shares shall be stamped or otherwise imprinted with the following legend:

          THE SHARES OF COMMON STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND ANY TRANSFER THEREOF IS SUBJECT TO THE CONDITIONS SPECIFIED IN THE TRANCHE B COMMON STOCK PURCHASE WARRANT OF THE COMPANY, DATED AS OF JULY 12, 2001, ORIGINALLY ISSUED BY AKORN, INC. (THE "COMPANY") TO THE JOHN N. KAPOOR TRUST DATED SEPTEMBER 20, 1989. A COPY OF THE FORM OF SUCH WARRANT IS ON FILE WITH THE COMPANY'S SECRETARY AT THE COMPANY'S PRINCIPAL EXECUTIVE OFFICE AND WILL BE FURNISHED WITHOUT CHARGE TO THE HOLDER OF THIS CERTIFICATE UPON WRITTEN REQUEST TO THE SECRETARY AT SUCH OFFICE.

               c. Notice of Proposed Transfer. Prior to any proposed transfer of this Warrant or any Warrant Shares, the Warrantholder or the holder of Warrant Shares, as the case may be, shall give written notice to the Company of its intention to effect such transfer. Each such notice shall describe the manner of the proposed transfer and, if requested by the Company, shall be accompanied by an opinion of counsel satisfactory to the Company to the effect that the proposed transfer may be effected without registration under the Securities Act or qualification under any applicable state securities law (which opinion as to state securities laws shall be at the expense of the company), whereupon such Warrantholder or holder of Warrant Shares shall be entitled to transfer such securities in accordance with the terms of its notice. Each Warrant and each certificate for Warrant Shares transferred as above provided shall bear, respectively, the legends set forth in Paragraphs 9(a) and 9(b), except that such Warrant or certificate shall not bear such legend if (i) such transfer is in accordance with the provisions of Rule 144 (or any other rule permitting public sale without registration under the Securities Act) or (ii) the opinion of counsel referred to above is to the further effect that the transferee and any subsequent transferee (other than an affiliate of the Company) would be entitled to transfer such securities in a public sale without registration under the Securities Act. In addition, new securities shall be issued without such legends if such legends may be properly removed under the terms of Rule 144(k) promulgated under the Securities Act.

               d. Further Limitations on Transfer. The Warrantholder shall not transfer this Warrant to any person except to (i) members of his immediate family or (ii) trusts, partnerships and other beneficiaries or owners of an entity that is a Warrantholder.

          10. Miscellaneous Provisions.

               a. Governing Law. This Warrant shall be deemed to have been made in the State of Illinois and the validity of this Warrant, the construction, interpretation, and enforcement thereof, and the rights of the parties thereto shall be determined under, governed by, and construed in accordance with the internal laws of the State of Illinois, without regard to principles of conflicts of law.

               b. Notices. All notices hereunder shall be in writing and shall be deemed to have been given three days after being mailed by certified mail, addressed to the address below stated of the party to which notice is given, or to such changed address a such party may have fixed by notice:


     To the Company:      Akorn, Inc.
                          2500 Millbrook Drive
                          Buffalo Grove, Illinois 60089
                          Attn:  Office of the Chief Financial Officer

     With a copy to:      Christopher R. Manning, Esq.
                          Burke, Warren, McKay & Serritella, P.C.
                          330 North Wabash Avenue, Suite 2200
                          Chicago, Illinois 60611-3607

     To the
     Warrantholders of
     holders of
     Warrant Shares:      At the addresses of such
                          holders as they appear on
                          the records of the Company

     With a copy to:      Dana S. Armagno, Esq.
                          Vedder, Price, Kaufman & Kammholz
                          222 North LaSalle Street
                          Chicago, Illinois 60601
         provided, however, that any notice of change of address shall be effective only upon receipt.

               c. Assignment. This Warrant shall be binding upon and inure to the benefit of the Company, the Warrantholders and the holders of Warrant Shares and the permitted successors, assigns and transferees of the Company, the Warrantholders and the holders of Warrant Shares.

               d. Attorneys' Fees. If any legal action or any arbitration or other proceeding is brought for the enforcement of this Warrant, or because of an alleged dispute, breach, default, or misrepresentation in connection with any of the provisions of this Warrant, the successful or prevailing party or parties shall be entitled to recover such reasonable attorneys' fees and other costs incurred in that action or proceeding, in addition to any other relief to which it or they may be entitled, as may be ordered in connection with such proceeding.

               e. Entire Agreement; Amendments and Waivers. This Warrant sets forth the entire understanding of the parties with respect to the transactions contemplated hereby. The failure of any party to seek redress for the violation or to insist upon the strict performance of any term of this Warrant shall not constitute a waiver of such term and such party shall be entitled to enforce such term without regard to such forbearance. A written instrument executed by the Company and all Warrantholders may only amend this Warrant.

               f. Severability. If any term of this Warrant as applied to any person or to any circumstances is prohibited, void, invalid or unenforceable in any jurisdiction, such term shall, as to such jurisdiction, be ineffective to the extent of such prohibition or invalidity without in any way affecting any other term of this Warrant or affecting the validity or enforceability of this Warrant or of such provision in any other jurisdiction.

               g. Headings. The headings in this Warrant are inserted only for convenience of reference and shall not be used in the construction of any of its terms.

               h. Non-waiver: Cumulative Remedies. No course of dealing or any delay or failure to exercise any right hereunder on the part of any Warrantholder or any holders of Warrant Shares shall operate as a waiver of such right or otherwise prejudice the rights, powers or remedies of such Warrantholder or such holders of Warrant Shares. The rights and remedies provided in this Warrant are cumulative and are in addition to all rights and remedies which each Warrantholder and each holder of Warrant Shares may have in law or in equity or by statute or otherwise.

               i. Construction. Unless the context of this Agreement clearly requires otherwise, references to the plural include the singular, the singular include the plural, and the part include the whole; the term "including" is not limiting, and the term "or" has the inclusive meaning represented by the phrase "and/or." The words "hereof," "Herein," "hereby," "hereunder," and other similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement.

          IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officers on the 12th day of July, 2001.


                                              Company:

                                              AKORN, INC.


                                       By:
                                              ----------------------------------
                                       Title:
                                              ----------------------------------

                                    EXHIBIT A

                             NOTICE OF EXERCISE FORM

                    (To be executed only upon partial or full
                         exercise of the within Warrant)

     The undersigned registered holder of the within Warrant irrevocably exercises the within Warrant for and purchases ______ shares of Common Stock of Akorn, Inc. and herewith makes payment therefor in the amount of $_____________, all at the price and on the terms and conditions specified in the within Warrant, and requests that a certificate (or ____________ certificates in denominations of ________ shares) for the shares of common Stock of Akorn, Inc. hereby purchased be issued in the name of and delivered to (choose one) (a) the undersigned or (b) ______________, whose address is ____________________ and, as provided in the within Warrant, that a new Warrant of like tenor for the number of shares of Common Stock of Akorn, Inc. not being purchased hereunder be issued in the name of and delivered to (choose one) (a) the undersigned or (b) _____________________, whose address is ____________________.

Dated: _______________, 20____.



                                            By:
                                                --------------------------------
                                                (Signature of Registered Holder)

                                    EXHIBIT C
                          REGISTRATION RIGHTS AGREEMENT

          THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made as of July 12, 2001, by and among Akorn, Inc., a Louisiana corporation (the "Company") and The John N. Kapoor Trust Dated September 20, 1989 (the "Investor").

          Pursuant to a Convertible Bridge Loan and Warrant Purchase Agreement of even date herewith (the "Loan Agreement"), by and among the Company and the Investor, the Investor will loan the Company the aggregate principal amount of $5,000,000, in two tranches, which amount is convertible into Common Stock, and receive Warrants to purchase Common Stock. In order to induce the Investor to enter into the Loan Agreement and acquire the Notes and the Warrants, the Company has agreed to provide the registration rights set forth in this Agreement. The execution and delivery of this Agreement is a condition to the Closing under the Loan Agreement. Unless otherwise provided in this Agreement, capitalized terms used herein shall have the meanings set forth in paragraph 9 hereof.

          The parties hereto agree as follows:

          1. Demand Registrations.

(a) Requests for Registration. At any time following the ninetieth (90th) day after the date of the Closing under the Loan Agreement, the holders of at least fifty-one percent (51%) of the Registrable Securities may request registration under the Securities Act of all or part of their Registrable Securities ("Demand Registration") on Form S-1 or any similar long-form registration ("Long-Form Registration") or, if available, the holders of at least fifty-one percent (51%) of the Registrable Securities may request a Demand Registration on Form S-2 or S-3 or any similar short-form registration ("Short-Form Registration"). Each request for a Demand Registration shall specify the approximate number of Registrable Securities requested to be registered which must, for a Long-Form Registration, include at least fifty-percent (50%) of the Registrable Securities. Within ten (10) days after receipt of any request for a Demand Registration, the Company will give written notice of such requested registration to all other holders of Registrable Securities and, subject to paragraph 1(d) below, will include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within fifteen (15) days after the receipt of the Company's notice.

(b) Long-Form Registrations. The holders of the Registrable Securities will be entitled to request one (1) Long-Form Registration; provided that a registration will not count as the permitted Long-Form Registration unless the holders of Registrable Securities are able to register and sell seventy-five percent (75%) of the Registrable Securities requested to be included in such registration; and provided further that in any event the Company will pay all Registration Expenses in connection with any registration initiated as a Long-Form Registration whether or not it becomes effective.

(c) Short-Form Registrations. In addition to the Long-Form Registration provided pursuant to paragraph 1(b), the holders of the Registrable Securities will be entitled to request two (2) Short-Form Registrations annually in which the Company will pay all Registration Expenses. Demand Registrations will be Short-Form Registrations whenever the Company is permitted to use any applicable short form.

(d) Priority on Demand Registrations. The Company will not include in any Demand Registration any securities which are not Registrable Securities without the prior written consent of the holders of a majority of the Registrable Securities included in such registration, which consent will not be unreasonably withheld. If a Demand Registration is an underwritten offering and the managing underwriters advise the Company in writing (with a copy to each holder of Registrable Securities requesting registration) that in their opinion the number of Registrable Securities and, if permitted hereunder, other securities requested to be included in such offering exceeds the number of Registrable Securities and other securities, if any, which can be sold therein without adversely affecting the marketability of the offering, the Company will include in such registration, prior to the inclusion of any securities which are not Registrable Securities, the number of Registrable Securities requested to be included which in the opinion of such underwriters can be sold without adversely affecting the marketability of the offering, pro rata among the respective holders of Registrable Securities on the basis of the number of shares of Registrable Securities that each holder of Registrable Securities has requested to be included in such registration. Any Persons other than holders of Registrable Securities who participate in Demand Registrations which are not at the Company's expense must pay their share of the Registration Expenses as provided in paragraph 5 hereof.

(e) Selection of Underwriters. The holders of a majority of the Registrable Securities will have the right to select the investment banker(s) and managing underwriter(s) to administer an offering initiated as a Demand Registration, subject to the Company's approval which shall not be unreasonably withheld.

(f) Restrictions on Long-Form Registrations. The Company shall not be obligated to effect any Long-Form Registration within one hundred eighty (180) days after the effective date of any previous registration of securities by the Company or a previous registration in which the holders of Registrable Securities were given piggyback rights pursuant to paragraph 2 and in which there was no reduction in the number of Registrable Securities to be included.

(g) Other Registration Rights. The Company will not grant to any Person (as defined in the Loan Agreement) the right to request the Company to register any equity securities of the Company, or any securities convertible or exchangeable into or exercisable for such securities, which would be superior to or otherwise interfere with the Investor's registration rights hereunder without the prior written approval of the holders of at least fifty-one percent (51%) of the Registrable Securities, which consent shall not be unreasonably withheld. Except for registration rights provided to Dr. John N. Kapoor, trusts established by or on his behalf, or his spouse or immediate family members, the Company represents and warrants to the Investor that no Person has the right to register any equity securities of the

     Company which are superior to or would otherwise interfere with the Investor's registration rights hereunder.

          2. Piggyback Registrations.

(a) Right to Piggyback. Whenever the Company proposes to register any of its securities under the Securities Act (other than pursuant to a Demand Registration or a registration on Form S-4 or Form S-8 or any successor or similar forms ) and the registration form to be used may be used for the registration of Registrable Securities (a "Piggyback Registration"), whether or not for sale for its own account, the Company will give prompt written notice to all holders of Registrable Securities of its intention to effect such a registration and, subject to paragraphs 2(c) and 2(d), will include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within fifteen (15) days after the receipt of the Company's notice.

(b) Piggyback Expenses. The Registration Expenses of the holders of Registrable Securities will be paid by the Company in all Piggyback Registrations, whether or not consummated.

(c) Priority on Primary Registrations. If a Piggyback Registration is an underwritten primary registration on behalf of the Company, and the managing underwriters advise the Company in writing (with a copy to each holder of Registrable Securities requesting registration of Registrable Securities) that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of such offering, the Company will include in such registration, (i) first, the securities the Company proposes to sell, and (ii) second, the Registrable Securities requested to be included in such registration, pro rata among the holders thereof on the basis of the number of shares that each holder has requested to be included in such registration.

(d) Priority on Secondary Registrations. If a Piggyback Registration is an underwritten secondary registration on behalf of the Company or on behalf of holders of the Company's securities other than holders of Registrable Securities, and the managing underwriters advise the Company in writing (with a copy to each holder of Registrable Securities requesting registration of Registrable Securities) that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of the offering, the Company will include in such registration (i) first, the securities requested to be included therein by the holders requesting such registration and the Registrable Securities requested to be included in such registration, pro rata among the holders on the basis of the number of shares that each holder has requested to be included in such registration, and (ii) second, other securities requested to be included in such registration, pro rata among the holders of such securities.

(e) General Priority Rule. Notwithstanding anything contained in this Agreement to the contrary, no holder of shares of any class of capital stock of the Company shall be entitled to have their shares included in any Piggyback Registration if such inclusion shall reduce the number of shares includable by holders of Registrable Securities in such registration, except with the prior written consent of the holders of at least fifty-one percent (51%) of the Registrable Securities, which consent will not be unreasonably withheld.

(f) Other Registrations. If the Company has previously filed an underwritten registration statement with respect to Registrable Securities pursuant to paragraph 1 or pursuant to this paragraph 2, and if such previous registration has not been withdrawn or abandoned, the Company will not file or cause to be effected any other registration of any of its equity securities or securities convertible or exchangeable into or exercisable for its equity securities under the Securities Act (except on Form S-4 or Form S-8 or any successor form), whether on its own behalf or at the request of any holder or holders of such securities, until a period of at least three (3) months has elapsed from the effective date of such previous registration without the prior written consent of the holders of at least fifty-one percent (51%) of the Registrable Securities, which consent will not be unreasonably withheld.

          3. Holdback Agreements.

(a) Each holder of Registrable Securities agrees not to effect any public sale or distribution of equity securities of the Company, or any securities, options or rights convertible into or exchangeable or exercisable for such securities, during the seven (7) days prior to and the 90-day period beginning on the effective date of any underwritten Demand Registration or any underwritten Piggyback Registration (except as part of such underwritten registration), unless the underwriters managing the Public Offering otherwise agree.

(b) The Company agrees (i) not to effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the seven (7) days prior to and during the 120-day period beginning on the effective date of any underwritten Demand Registration or any underwritten Piggyback Registration (except as part of such underwritten registration or pursuant to registrations on Form S-4 or Form S-8 or any successor form), unless the underwriters managing the registered Public Offering otherwise agree, and
     (ii) to use its reasonable best efforts to cause each holder of at least five percent (5%) (on a fully diluted basis) of its Common Stock, or any securities convertible into or exchangeable or exercisable for Common Stock, purchased from the Company at any time after the date of this Agreement (other than in a registered Public Offering) to agree not to effect any public sale or distribution (including sales pursuant to Rule 144 under the Securities Act) of any such securities during such period (except as part of such underwritten registration, if otherwise permitted), unless the underwriters managing the Public Offering otherwise agree.

(c) Material Development Condition. With respect to any registration statement filed or to be filed pursuant to a Demand Registration or a Piggyback Registration, if the Company determines that, in its good faith judgment, it would (because of the existence of any acquisition or corporate reorganization or other transaction, financing activity or other development involving the Company) be materially detrimental (a "Material Development Condition") to the Company for such a registration statement to be filed, to become effective or to be maintained effective or for sales of Registrable Securities to continue pursuant to the registration statement, the Company shall be entitled, upon the giving of a written notice that a Material Development Condition has occurred (a "Delay Notice") from an officer of the Company to any holder included or to be included in such registration statement, (i) to cause sales of Registrable Securities by such Holder pursuant to such registration statement to cease, (ii) to cause such registration statement to be withdrawn and the effectiveness of such registration statement terminated, or (iii) in the event no such registration statement has yet been filed or declared effective, to delay filing or effectiveness of any such registration statement until, in the good faith judgment of the Company, such Material Development Condition no longer exists (notice of which the Company shall promptly deliver to any holder of Registrable Securities with respect to which any such registration statement has been filed). Notwithstanding the foregoing provisions of this paragraph: (1) the Company agrees to make all necessary disclosure of the existence or occurrence of the circumstances giving rise to a Material Development Condition as promptly as is practicable and to use its best efforts to minimize the duration of such cessation or delay, which period shall in no event exceed one hundred (100) consecutive days from the sending of its Delay Notice to a Holder or Holders with respect to such Material Development Condition; (2) in the event a registration statement is filed and subsequently withdrawn by reason of any existing or anticipated Material Development Condition as hereinbefore provided, the Company shall cause a new registration statement covering the same Registrable Securities as those covered by the original registration statement to be filed with the SEC as soon as practicable after such Material Development Condition expires or, if sooner, not later than the expiration of such one hundred
     (100) day period expires, and to use its best efforts to cause such new registration statement to be declared effective as soon as practicable, and the Registration Period for such new registration statement shall be the greater of thirty (30) days or the number of days that remained in such Registration Period with respect to the withdrawn registration statement at the time it was withdrawn; (3) any such registration subject to a Delay Notice shall not count as a Demand Registration hereunder for purposes of the limitation on Demand Registrations in paragraphs 1(b) and 1(c) above;
     (4) in the event the Company elects not to withdraw or terminate the effectiveness of any such registration statement but to cause a holder or holders to refrain from selling Registrable Securities for any period during the Registration Period, the Registration Period with respect to such holders and such Registrable Securities shall be extended by the number of days during the Registration Period that such holders are required to refrain from selling Registrable Securities; and (5) the Company may only send or impose one (1) Delay Notice during any period of twelve (12) consecutive months.

          4. Registration Procedures.

(a) Whenever the holders of Registrable Securities have requested that any Registrable Securities be registered pursuant to this Agreement, the Company will use its best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto the Company will as expeditiously as possible:

(i) prepare and file with the Securities and Exchange Commission a registration statement with respect to such Registrable Securities and thereafter use its best efforts and take all necessary action to cause such registration statement to become effective within thirty (30) days of filing or as soon thereafter (provided that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company will furnish to the counsel selected by the holders of a majority of the Registrable Securities covered by such registration statement copies of all such documents proposed to be filed, which documents will be subject to the review and approval of such counsel) and the Company will not file any registration statement or amendment thereto or any prospectus or any supplement thereto, including documents incorporated by reference, to which the holders of a majority of Registrable Securities covered by such registration statement shall reasonably object;

(ii) prepare and file with the Securities and Exchange Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of either (A) not less than six months (subject to extension pursuant to paragraph 7(b) below) or, if such registration statement relates to an underwritten offering, such longer period as in the opinion of counsel for the underwriters a prospectus is required by law to be delivered in connection with sales of Registrable Securities by an underwriter or dealer or (B) such shorter period as will terminate when all of the securities covered by such registration statement have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement (but in any event not before the expiration of any longer period required under the Securities Act), and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement until such time as all of such securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in the registration statement;

(iii) furnish to each seller of Registrable Securities such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

(iv) use its best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller of Registrable Securities to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller (provided, that the Company will not be required to (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph, (B) subject itself to taxation in any such jurisdiction, or (C) consent to general service of process in any such jurisdiction);

(v) notify each seller of such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the discovery of the happening of any event as a result of which, the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and, at the request of any such seller, the

       Company will prepare and furnish to such seller a reasonable number of copies of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

(vi) cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed and, if not so listed, to be listed on a national securities exchange or over-the-counter market such as the NASD automated quotation system and, if listed on the NASD automated quotation system, use all reasonable efforts to secure designation of all such Registrable Securities covered by such registration statement as a NASDAQ "national market system security" within the meaning of Rule 11Aa2-1 of the Securities and Exchange Commission or, failing that, to secure NASDAQ authorization for such Registrable Securities and, without limiting the generality of the foregoing, to arrange for at least two market makers to register as such with respect to such Registrable Securities with the NASD;

(vii) provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

(viii) enter into such customary agreements (including underwriting agreements in customary form which include an indemnification by the Company of any underwriters in customary form) and take all such other actions as the holders of a majority of the Registrable Securities being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (including, without limitation, effecting a stock split or a combination of shares);

(ix) make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and use all reasonable efforts to cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

(x) otherwise use all reasonable efforts to comply with all applicable rules and regulations of the Securities and Exchange Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve (12) months beginning with the first day of the Company's first full calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

(xi) permit any holder of Registrable Securities which holder, in its sole and exclusive judgment, might be deemed to be an underwriter or a controlling person of the Company, to participate in the preparation of such registration or comparable statement and to require the insertion therein of material, furnished to the Company in writing, which in the reasonable judgment of such holder and its counsel should be included; provided such holder shall provide the Company with customary indemnification regarding any such written material provided by the holder;

(xii) in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any Common Stock included in such registration statement for sale in any jurisdiction, the Company will use its reasonable best efforts promptly to obtain the withdrawal of such order;

(xiii) obtain a comfort letter, dated the effective date of such registration statement (and, if such registration includes an underwritten Public Offering, dated the date of the closing under the underwriting agreement), signed by the Company's independent public accountants in customary form and covering such matters of the type customarily covered by comfort letters as the holders of a majority of the Registrable Securities being sold reasonably request; and

(xiv) provide a legal opinion of the Company's counsel addressed to each holder of Registrable Securities included in such registration, dated the effective date of such registration statement (and, if such registration includes an underwritten Public Offering, dated the date of the closing under the underwriting agreement), with respect to the registration statement, each amendment and supplement thereto, the prospectus included therein (including the preliminary prospectus) and such other documents relating thereto in customary form and covering such matters of the type customarily covered by legal opinions of such nature, including a comment of such counsel stating that nothing has come to their attention which leads them to believe that the registration statement or prospectus contains an untrue statement of a material fact or omits to state a fact necessary to make such statements not misleading.

          5. Registration Expenses.

(a) All expenses incident to the Company's performance of or compliance with this Agreement, including, without limitation, all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, and fees and disbursements of counsel for the Company and all independent certified public accountants, underwriters (excluding underwriting discounts and commissions) and other Persons retained by the Company (all such expenses being herein called "Registration Expenses"), will be borne by the Company.

(b) In connection with each Demand Registration and each Piggyback Registration, the Company will reimburse the holders of Registrable Securities covered by such registration for the reasonable fees and disbursements of one (1) counsel chosen by the holders of a majority of the Registrable Securities.

(c) To the extent Registration Expenses are not required to be paid by the Company, each holder of securities included in any registration hereunder will pay those Registration Expenses allocable to the registration of such holder's securities so included, and any Registration Expenses not so allocable will be borne by all sellers of securities included in such registration in proportion to the aggregate selling price of the securities to be so registered.

          6. Indemnification.

(a) The Company agrees to indemnify and hold harmless, to the extent permitted by law, each holder of Registrable Securities, its executors, personal representatives, successors, assigns, officers and directors and each Person who controls such holder (within the meaning of the Securities Act) against any and all losses, claims, damages, liabilities, joint or several, to which such holder or any such director or officer or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon
     (i) any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto, or (ii) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will reimburse such holder and each such director, officer and controlling person for any legal or any other expenses incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is directly based upon an untrue statement or alleged untrue statement, or omission or alleged omission, made in such registration statement, any such prospectus or preliminary prospectus or any amendment or supplement thereto, in reliance upon, and in conformity with, written information prepared and furnished to the Company by such holder expressly for use therein or by such holder's failure to deliver a copy of the prospectus or any amendments or supplements thereto after the Company has furnished such holder with a sufficient number of copies of the same. In connection with an underwritten offering, the Company will indemnify such underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the holders of Registrable Securities.

(b) In connection with any registration statement in which a holder of Registrable Securities is participating, each such holder will furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, will indemnify and hold harmless the Company, its directors and officers and each other Person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages or liabilities, to which the Company or any such director or officer or controlling person may become subject under the Securities Act or otherwise, to the extent that such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) result from (i) any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto, or (ii) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is made in such registration statement, any such prospectus or preliminary prospectus or any amendment or supplement thereto, or in any application, in reliance upon and in conformity with written information prepared and furnished to the Company by such holder expressly for use therein, and such holder will reimburse the Company and each such director, officer and controlling Person for any legal or any other expenses incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided, however, that the obligation to indemnify will be individual to each holder and will be limited to the net amount of proceeds received by such holder from the sale of Registrable Securities pursuant to such registration statement.

(c) Any Person entitled to indemnification hereunder will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided the indemnified party may participate in such defense at such party's expense. If such defense is assumed, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

(d) The indemnification provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and will survive the transfer of securities. The Company also agrees to make such provisions, as are reasonably requested by any indemnified party, for contribution to such party in the event the Company's indemnification is unavailable for any reason.

          7. Participation in Underwritten Registrations.

(a) No Person may participate in any registration hereunder which is underwritten unless such Person (i) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements (including, without limitation, pursuant to the terms of any over-allotment or "green shoe" option requested by the managing underwriter(s)), except that no holder of Registrable Securities will be required to sell more than the number of Registrable Securities that such holder has requested the Company to include in any registration, and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements; provided that no holder of Registrable Securities included in any underwritten registration shall be required to make any representations or warranties to the Company or the underwriters other than representations and warranties regarding such holder and such holder's intended method of distribution.

(b) Each Person that is participating in any registration hereunder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in paragraph 4(a)(v) above, such Person will forthwith discontinue the disposition of its Registrable Securities pursuant to the registration statement until such Person's receipt of the copies of a supplemented or amended prospectus as contemplated by such paragraph 4(a)(v). In the event the Company shall give any such notice, the applicable time period mentioned in paragraph 4(a)(ii) during which a Registration Statement is to remain effective shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to this paragraph 7(b) to and including the date when each seller of a Registrable Security covered by such registration statement shall have received the copies of the supplemented or amended prospectus contemplated by paragraph 4(a)(v).

          8. Current Public Information. The Company will file all reports required to be filed by it under the Securities Act and the Securities Exchange Act and the rules and regulations adopted by the Securities and Exchange Commission thereunder, and will take such further action as any holder or holders of Registrable Securities may reasonably request, all to the extent required to enable such holders to sell Registrable Securities pursuant to Rule 144 or any similar rule or regulation hereafter adopted by the Securities and Exchange Commission.

          9. Definitions.

         "Common Stock" shall mean the common stock, no par value, of the Company, and any capital stock of any class of the Company hereafter authorized that is not limited to a fixed sum or percentage of par or stated value in respect of the rights of the holders thereof to participate in dividends in the distribution of assets upon any liquidation, dissolution or winding up of the Company.

          "Common Stock Equivalents" means (without duplication with any other Common Stock or Common Stock Equivalents) rights, warrants, convertible securities or indebtedness, exchangeable securities or indebtedness, or other rights, exercisable for or convertible or exchangeable into, directly or indirectly, Common Stock and securities convertible or exchangeable into Common Stock, whether at the time of issuance or upon the passage of time or the occurrence of some future event.

          "Public Offering" means a public offering and sale of Common Stock pursuant to an effective registration statement under the Securities Act.

          "Registrable Securities" means (i) any Common Stock or Common Stock Equivalents issued upon the conversion of the Tranche A Loan and/or the Tranche B Loan or the exercise of the Warrants and (ii) any Common Stock issued or issuable directly or indirectly with respect to the securities referred to in clause (i) by way of stock dividend, stock conversion or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular shares constituting Registrable Securities, such shares will cease to be Registrable Securities when they have been (x) effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them, or (y) sold to the public through a broker, dealer or market maker pursuant to Rule 144 (or any similar provision then in force) under the Securities Act. For purpose of this Agreement, a Person will be deemed to be the holder of Registrable Securities whenever such person has the right to acquire directly or indirectly such Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected.

          "Registration Period" means the earlier to occur of (i) the expiration of one hundred eighty (180) days following the effectiveness of a registration statement and (ii) the date on which all Registrable Securities covered by such registration statement have been sold and the distribution contemplated thereby has been completed.

          "Securities Act" means the Securities Act of 1933, as amended.

          "Securities Exchange Act" means the Securities Exchange Act of 1934, as amended.

          10. Miscellaneous.

(a) No Inconsistent Agreements. The Company will not hereafter enter into any agreement with respect to its securities which is inconsistent with or violates the rights granted to the holders of Registrable Securities in this Agreement.

(b) Adjustments Affecting Registrable Securities. The Company will not take any action, or permit any change to occur, with respect to its securities which would adversely affect the ability of the holders of Registrable Securities to include such Registrable Securities in a registration undertaken pursuant to this Agreement or which would adversely affect the marketability of such Registrable Securities in any such registration (including, without limitation, effecting a stock split or a combination of shares).

(c) Remedies. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party hereto shall have the right to injunctive relief, in addition to all of its other rights and remedies at law or in equity, to enforce the provisions of this Agreement.

(d) Amendments and Waivers. Except as otherwise provided herein, the provisions of this Agreement may be amended or waived only upon the prior written consent of the Company and the holders of sixty-six and two-thirds percent (66 2/3%) of the Registrable Securities.

(e) Successors and Assigns; Permitted Transfers. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns; provided, however, it is understood and agreed that the Investor may assign its rights hereunder only to Permitted Transferees (as defined below). Notwithstanding the provisions of this Agreement to the contrary, it is understood and agreed that any holder of Registrable Securities may at any time and from time to time without restriction transfer or recertificate all or a part of such holder's Registrable Securities (i) to a nominee identified in writing to the

     Company as being the nominee of or for such holder, and any nominee of or for a beneficial owner of Registrable Securities identified in writing to the Company as being the nominee of or for such beneficial owner may from time to time transfer or recertificate all or a part of the Registrable Securities registered in the name of such nominee but held as nominee on behalf of such beneficial owner, to such beneficial owner, (ii) to an affiliate of such holder, (iii) to an estate planning trust or other vehicle established by or for the benefit of such holder, or (iv) to the immediate family of Dr. John N. Kapoor. The transfers or recertifications described in this Section are sometimes referred to herein collectively as "Permitted Transfers" and the recipient of Registrable Securities in a Permitted Transfer is sometimes referred to herein as a "Permitted Transferee".

(f) Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

(g) Counterparts. This Agreement may be executed in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together will constitute one and the same Agreement. One or more counterparts of this Agreement may be delivered by facsimile, with the intention that delivery by such means shall have the same effect as delivery of an original counterpart thereof.

(h) Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

(i) Governing Law. All issues concerning this Agreement shall be governed by and construed in accordance with the laws of the State of Illinois, without giving effect to any choice of law or conflict of law provision of rule (whether of the State of Illinois or any other jurisdiction) that would cause the application of the law of any jurisdiction other than the State of Illinois.

(j) Notices. Any and all notices or other communications required or permitted to be delivered hereunder shall be deemed properly delivered if (a) delivered personally, (b) mailed by first class, registered or certified mail, return receipt requested, postage prepaid, (c) sent by next-day or overnight mail or delivery or (d) sent by telecopy or telegram, to the parties as set forth below:


               If to the Investor:

                    Dr. John N. Kapoor
                    c/o EJ Financial, Inc.
                    225 E. Deerpath Road, Suite 250
                    Lake Forest, Illinois 60045
                    Telecopy:  (847) 295-8680

               With a copy to:

                    Douglas J. Lipke, Esq.
                    Dana S. Armagno, Esq.
                    Vedder, Price, Kaufman & Kammholz
                    222 North LaSalle Street, Suite 2600
                    Chicago, Illinois  60601-1003
                    Telecopy:  (312) 609-5005

               If to the Company:

                    2500 Millbrook Drive
                    Buffalo Grove, Illinois  60089
                    Attention: Chief Financial Officer
                    Telecopy:  (847) 279-6123

               With a copy to:

                    Christopher R. Manning, Esq.
                    Barbara Canning, Esq.
                    Burke, Warren, MacKay & Serritella, P.C.
                    22nd Floor, IBM Plaza
                    330 North Wabash Avenue
                    Chicago, Illinois 60611
                    Telecopy:  (312) 346-8242


Either party may change the name and address of the designee to whom notice shall be sent by giving written notice of such change to the other party.

(k) Termination of Registration Rights. Notwithstanding anything contrary in this Agreement, the Company will not be required to file any registration statements under paragraphs 1 or 2 if a period of three (3) years has elapsed subsequent to the effective date of any registration statement filed pursuant to a Public Offering.

                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

                                       AKORN, INC.


                                       By:
                                          --------------------------------------
                                       Name:
                                             -----------------------------------
                                       Title:
                                              ----------------------------------



                                       THE JOHN N. KAPOOR TRUST DATED
                                       SEPTEMBER 20, 1989

                                       By:
                                          --------------------------------------
                                       Name:
                                             -----------------------------------
                                       Title:
                                              ----------------------------------

                                    EXHIBIT D



                               DISCLOSURE SCHEDULE


EXECUTIVE OFFICES

AKORN, INC.

Executive Offices:                           2500 Millbrook Drive
                                             Buffalo Grove, Illinois 60089-4694
                                             847-279-6151

Principal Place of Business:                 Same

AKORN NEW JERSEY, INC.

Executive Offices:                           Same as for Akorn

Principal Place of Business:                 72-6 Veronica Avenue
                                             Somerset, New Jersey 08873
                                             732-846-8066

VENTURES; SUBSIDIARIES AND AFFILIATES; OUTSTANDING STOCK

SUBSIDIARIES
         Akorn, Inc.              Akorn New Jersey, Inc.

                                  Walnut Pharmaceuticals, Inc. (inactive)
                                  Compass Vision, Inc. (inactive)
                                  Spectrum Scientific Pharmaceuticals, Inc.
                                  (inactive)

         Akorn New Jersey, Inc.   None

JOINT VENTURES OR PARTNERSHIPS
         Akorn, Inc.              None

         Akorn New Jersey, Inc.   None

AFFILIATES
         Akorn, Inc.              Akorn New Jersey, Inc.

         Akorn New Jersey, Inc.   None

CAPITAL STRUCTURE
         Akorn, Inc.              Preferred stock, 5 millions shares authorized,
                                  None outstanding
                                  Common stock, 40 million shares authorized, 19,310,644 shares issued and outstanding
                                  Employee stock purchase plan
                                  341,177 shares available for issuance
                                  2,854,490 shares available for issuance

ERISA PLANS

Akorn, Inc. and Akorn New Jersey, Inc.

   1988 Incentive Compensation Program (stock option plan)
   Akorn, Inc. and Subsidiaries 401(k) Plan
   Akorn, Inc. and Subsidiaries Employee Stock Purchase Plan
   Akorn, Inc. and Subsidiaries Health Care Benefit Program (Medical, Dental, Vision)
   Akorn, Inc. and Subsidiaries Life Insurance Program
   Akron, Inc. and Subsidiaries Long-Term Disability Program

INTELLECTUAL PROPERTY AND TRADE NAMES

Akorn, Inc. and Akorn New Jersey, Inc. conduct business under the names Akorn Ophthalmics and Akorn, Inc.


Akorn, Inc.                          See Exhibit D-1 attached hereto.
                                     Exclusive, royalty-free license to make and have Made Piroxicam (patents held by Pfizer) Anywhere in the world for use and sale in prescription ophthalmic applications to be sold by prescription

                                     License Agreement with Johns Hopkins for methods and instrumentation related to two
                                     (2) patents for treating macular
                                     degeneration

Akorn New Jersey, Inc.               See Exhibit D-1 attached hereto

                                  EXHIBIT D-1

                    TRADEMARK REGISTRATION AND APPLICATIONS

--------------------------------------------------------------------------------
                       APPLN./REG.    FILING/REG.
TRADEMARK                  NO.          DATE           STATUS          OWNER
--------------------------------------------------------------------------------
ROSE BENGAL            2,204,781       11/24/98      Registered      Akorn, Inc.
--------------------------------------------------------------------------------
IC-GREEN               2,189,196        9/15/98      Registered      Akorn, Inc.
--------------------------------------------------------------------------------
AK-CON-A               1,917,586        9/12/95      Registered      Akorn, Inc.
--------------------------------------------------------------------------------
Carrot Design          1,923,256        10/3/95      Registered      Akorn, Inc.
--------------------------------------------------------------------------------
OCUSURG                1,863,042       11/15/94      Registered      Akorn, Inc.
--------------------------------------------------------------------------------
AK-FLUOR               1,464,246       11/10/87      Registered      Akorn, Inc.
--------------------------------------------------------------------------------
AK-TROL                1,464,245       11/10/87      Registered      Akorn, Inc.
--------------------------------------------------------------------------------
GENT-AK                1,464,244       11/10/87      Registered      Akorn, Inc.
--------------------------------------------------------------------------------
AK-TAINE               1,464,243       11/10/87      Registered      Akorn, Inc.
--------------------------------------------------------------------------------
FLUORACAINE            1,464,242       11/10/87      Registered      Akorn, Inc.
--------------------------------------------------------------------------------
AK-SPORE               1,464,241       11/10/87      Registered      Akorn, Inc.
--------------------------------------------------------------------------------
TROPICACYL             1,464,240       11/10/87      Registered      Akorn, Inc.
--------------------------------------------------------------------------------
AK-DEX                 1,464,239       11/10/87      Registered      Akorn, Inc.
--------------------------------------------------------------------------------
AK-SULF                1,299,256        10/9/84      Registered      Akorn, Inc.
--------------------------------------------------------------------------------
AK-CIDE                1,299,255        10/9/84      Registered      Akorn, Inc.
--------------------------------------------------------------------------------
INNOVAR                  780,892        12/1/64      Renewed         Akorn, Inc.
--------------------------------------------------------------------------------
AK-TATE                1,299,254        10/9/84      Registered      Akorn, Inc.
--------------------------------------------------------------------------------
FLURESS (Stylized)       789,323        5/11/65      Renewed         Akorn, Inc.
--------------------------------------------------------------------------------
T TAYLOR              75/572,570       10/16/98      Pending         Akorn, Inc.
PHARMA-
CEUTICALS AN
AKORN COMPANY
and Design
--------------------------------------------------------------------------------
SUBLIMAZE                757,205        9/24/63      Renewed         Akorn, Inc.
--------------------------------------------------------------------------------
INAPSINE                 783,911        1/26/65      Renewed         Akorn, Inc.
--------------------------------------------------------------------------------
AUROLATE               1,910,697         8/8/95      Registered      Akorn, Inc.
--------------------------------------------------------------------------------

HAZARDOUS MATERIALS

Contamination of owned or leased properties or material environmental liabilities:

Akorn, Inc.                          None

Akorn New Jersey, Inc.               None

INSURANCE POLICIES

Akorn, Inc. and Subsidiaries
Policy periods run to January 29, 2002 for Workers Compensation and to January 29, 2002 for all other policies. Premiums for the current policy periods have been paid in full.

Commercial General Liability        Federal Insurance Company
                                    Policy No. 3532-00-86
                                    General aggregate $2,000,000
                                    Each occurrence $1,000,000

Excess Liability                    Federal Insurance Company
                                    Policy No. 7977-17-96
                                    General aggregate $10,000,000
                                    Each occurrence $10,000,000

Commercial Package                  Federal Insurance Company
                                    Policy No. 3532-00-86
                                    Property limits $68,676,272
                                    Business interruption limits $9,903,480
                                    Retention $5,000 per occurrence

Commercial Automobile               Federal Insurance Company
                                    Policy No. 7326-17-69
                                    Combined single limits $1,000,000
                                    Deductible $250 comprehensive $500 collision

Workers Compensation                Northern Insurance Company of New York
                                    Policy No. TC298456271
                                    Limits each accident $1,000,000

Directors and Officers Liability    Federal Insurance Company
                                    Policy No. 8153-14-68
                                    General aggregate $5,000,000
                                    Retention $150,000

Product/Clinical Trial Liability    Medmarc Casualty Insurance Company
                                    Policy No. 01IL380003
                                    General Aggregate $10,000,000
                                    Each occurrence $10,000,000
                                    Retention 50,000/claim; 250,000 aggregate

Executive Protection                Federal Insurance Company
                                    Policy No. 8153-14-29
                                    Limit 1,000,000
                                    Retention 10,000

DEPOSIT AND DISBURSEMENT ACCOUNTS

Akorn, Inc.                         The Northern Trust Company
                                    50 South LaSalle Street
                                    Chicago, Illinois 60675
                                    312-630-6000
                                    Akorn Operating Account No. 86746
                                    Controlled disbursement (A/P) 30286746
                                    Payroll Disbursements 30386746
                                    Akorn lockbox 30186746 and 30486746
                                    Blocked Account 1525034

Akorn, Inc.                         Health Insurance 30786746
                                    Flexible Spending 31286746
                                    401(k) 31386746

                                    American National Bank
                                    120 S. LaSalle Street, Chicago, IL
                                    Akorn Merchant Account #5300107421

Akorn New Jersey, Inc.              The Northern Trust Company
                                    50 South LaSalle Street
                                    Chicago, Illinois 60675
                                    312-630-6000
                                    Controlled Disbursements 30986746
                                    Payroll 31186746

EXISTING INDEBTEDNESS

The Borrower has the following outstanding indebtedness:

Akorn, Inc.

                                     Mortgage loans numbers 98021904 and
                                     98021903 to Standard Mortgage Investors, secured by Decatur real properties; principal balance at June 30, 2001 $2,318,214.90, final payment due June 2008.


Akorn New Jersey, Inc.               None

Both Entities - The Northern Trust Company Amended and Restated Credit Agreement, as amended, in the aggregate original principal amount of $45,000,000

TRANSACTIONS WITH AFFILIATES

Employee loans and affiliates transactions are as follows:

Akorn, Inc.                          Consulting agreement with E.J. Financial
                                     Enterprises, Inc.

Akorn New Jersey, Inc.               None

EXISTING LIENS

The Borrower has the following existing liens:

Akorn, Inc.                          a.) Operating lease 8197-001 National City
                                     Lease Corporation, financing production
                                     equipment. Total acquisition cost of
                                     $3,811,028.93. Monthly rent payments of
                                     $52,577.71 through December 26, 2007.

                                     b.) See Indebtedness and Litigation and
                                     Existing Liens

Akorn New Jersey, Inc.               None

AUTHORIZED SIGNATURE


Akorn, Inc.                          Antonio R. Pera, President and Chief
                                     Operating Officer
                                     John N. Kapoor, Chief Executive Officer
                                     Kevin M. Harris, Vice President, Chief
                                     Executive Officer, Secretary & Treasurer

Akorn New Jersey, Inc.               Antonio R. Pera, President
                                     Kevin M. Harris, Vice President, Secretary
                                     & Treasurer

LABOR MATTERS

EMPLOYMENT AGREEMENTS


Akorn, Inc.                          Tony Pera, President, COO Executed May 11,
                                     2001 Terms of Employment

Akorn, Inc., New Jersey              None

CONSULTING AGREEMENTS


Akorn, Inc.                          E.J. Financial Enterprises, Inc.
                                     (affiliate)

Akorn, Inc., New Jersey              None

MANAGEMENT AGREEMENTS


Akorn, Inc.                          None

Akorn, Inc., New Jersey              None

COLLECTIVE BARGAINING AGREEMENTS


Akorn, Inc.                          None

Akorn, Inc., New Jersey              None

ORGANIZING ACTIVITY PENDING OR THREATENED


Akorn, Inc.                          None

Akorn, Inc., New Jersey              None

NLRB REPRESENTATION PROCEEDINGS PENDING OR THREATENED


Akorn, Inc.                          None

Akorn, Inc., New Jersey              None

EMPLOYMENT RELATED COMPLAINTS OR CHARGES PENDING OR THREATENED

Akorn, Inc.                          E. Green Human Rights Age Discrimination
                                     Case No. 1998SA0338

                                     This matter has no material dollar exposure

                                     Sandra Mickle, City of Decatur Human
                                     Relations Commission, Race Discrimination
                                     Charge No. 01-0118 This matter has no
                                     material dollar exposure

                                     Jeannie Benedict. Threatened Age
                                     Discrimination Charge
                                     This matter has no material dollar exposure

                                     Joseph Federowicz. Threatened Age
                                     Discrimination Charge
                                     This matter has no material dollar exposure

Akorn, Inc., New Jersey              None
Akorn, Inc., New Jersey              None

                    LITIGATION AND ADMINISTRATIVE PROCEEDINGS


NovaDAQ Technologies, Inc. Arbitration (Canada) - Related to joint development agreement with NovaDAQ wherein NovaDAQ was to provide the device and Akorn the diagnostic agent; the dispute arose over the party responsible for payment of studies required by the FDA.

Consumer Cause, Inc. Notification of intent to sue pursuant to California Proposition 65 (California) - Related to the preservatives contained in FDA-approved product with trace of mercury; Consumer Cause, Inc. claims environmental hazard

APEX Communications, Inc. v. Akorn Ophthalmics, Inc., et al, Docket No. BER-L-506-00, Superior Court of New Jersey - Related to contract dispute wherein APEX was retained to market an Akorn product and the contract was later terminated; Akorn is disputing the right of APEX to get paid; This matter went to arbitration and Akorn has rejected the arbitration decision; Scheduled for trial late summer or fall of 2001.

FDA 483 Warning Letter

Mechanics Lien Claim of T.A. Brinkoetter & Sons on the parcel commonly known as 1222 West Grand and 1365 North University, Decatur, Illinois